UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant:	☒
Filed by a Party other than the Registrant:	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

APOLLO GOLD CORPORATION
(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

———————————————————————————————————————

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF
APOLLO GOLD CORPORATION
AND MANAGEMENT INFORMATION AND PROXY CIRCULAR

———————————————————————————————————————

April 16, 2007

i

ii

INVITATION TO SHAREHOLDERS

It is my great pleasure to invite you to join our board of directors and the senior management of Apollo Gold Corporation at our next annual and special meeting, which convenes at 10 a.m. (Colorado time) on Wednesday, May 16, 2007, at the Hyatt Regency Tech Center – Denver, 7800 East Tufts Avenue, Denver, Colorado, USA.

I urge you to attend if you can. This occasion is your opportunity to receive a first-hand account of how Apollo Gold Corporation performed for the year ended December 31, 2006, as well as to hear our plans for the future.

Should you have any questions for senior management, the annual meeting is an excellent place to raise them.

If you cannot attend in person, I encourage you to exercise the power of your proxy, by signing, dating and returning the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the annual and special meeting and wish to change your proxy vote, you may change your proxy by voting in person at the annual and special meeting. For further information regarding the power of your proxy please read the accompanying Management Information and Proxy Circular.

I appreciate your participation, and I look forward to seeing you this May in Denver, Colorado.

Sincerely,

/s/ R. David Russell
President and	April 16, 2007
Chief Executive Officer

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT an annual and special meeting (the “Meeting”) of the shareholders of Apollo Gold Corporation (the “Corporation”) will be held at the Hyatt Regency Tech Center – Denver, 7800 East Tufts Avenue, Denver, Colorado, USA on Friday, May 16, 2007, at 10:00 a.m. (Colorado time) for the following purposes:

(1)

to receive the consolidated financial statements of the Corporation for the fiscal year ended December 31, 2006, together with the report of the auditors thereon;

(2)

to elect directors of the Corporation;

(3)

to appoint the Corporation’s independent auditors and to authorize the directors to fix their remuneration;

(4)

to consider and, if deemed appropriate, to pass a resolution approving the adoption of the Corporation’s Shareholder Rights Plan;

(5)

to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution authorizing certain amendments to the stock option incentive plan of the Corporation (the “Stock Option Plan”) to reflect, among other things, recent changes by the Toronto Stock Exchange in respect of the Stock Option Plan’s amendment provisions and the expiry of options during blackout periods; and

(6)

to transact such other business as may properly come before the Meeting or any adjournment thereof.

The accompanying Management Information and Proxy Circular provides additional information relating to the matters to be dealt with at the Meeting and is deemed to form part of this Notice of Meeting.

SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY, AND TO RETURN IT IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

If you are a REGISTERED SHAREHOLDER of the Corporation and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy. Proxies to be used at the Meeting must be deposited with CIBC Mellon Trust Company, Proxy Department, 200 Queen’s Quay East, Unit #6, Toronto, Ontario, M5A 4K9 Canada, before 5:00 p.m. (Toronto time) on May 14, 2007.

If you are a NON-REGISTERED SHAREHOLDER of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary. In addition, please read the section entitled Q&A on Proxy Voting “If my shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my shares?”

By Order of the Board

/s/ R. David Russell
President and
Chief Executive Officer

Greenwood Village, Colorado
April 16, 2007

APOLLO GOLD CORPORATION

MANAGEMENT INFORMATION AND PROXY CIRCULAR

GENERAL PROXY INFORMATION

Solicitation of Proxies

This Management Information and Proxy Circular (the “Circular”) is furnished in connection with the solicitation of proxies by or on behalf of the management of Apollo Gold Corporation (the “Corporation” or “Apollo”) for use at the annual and special meeting (the “Meeting”) of shareholders of the Corporation (the “shareholders”) to be held on Friday, May 16, 2007, at 10 a.m. (Colorado time), or any adjournment thereof, at the Hyatt Regency Tech Center – Denver, 7800 East Tufts Avenue, Denver, Colorado, USA for the purposes set out in the accompanying notice of meeting (the “Notice of Meeting”).

The solicitations will be made primarily by mail, but proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Corporation at nominal cost. Banks, brokers, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to beneficial owners, and the Corporation will reimburse such persons for reasonable out-of-pocket expenses incurred by them in this connection. The expenses of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Corporation.

This Circular, the Notice of Meeting and accompanying Proxy are being mailed on or about April 16, 2007.

Quorum

A quorum is required in order for the Meeting to be properly constituted. The holders of at least one-third of the shares entitled to vote at a meeting of shareholders, personally present or represented by proxy, shall constitute a quorum.

Voting Shares and Principal Holders Thereof

The authorized capital of the Corporation consists of an unlimited number of common shares (“Common Shares”). As of the close of business on April 16, 2007, the record date for the Meeting, 143,467,186 Common Shares were outstanding and entitled to vote. Each Common Share is entitled to one (1) vote. The outstanding Common Shares are listed on the Toronto Stock Exchange (the “TSX”) under the symbol APG, and on the American Stock Exchange (“AMEX”) under the symbol AGT.

Beneficial Ownership Table

The following table sets forth certain information known to the Corporation with respect to the beneficial ownership of the Corporation’s Common Shares as of April 16, 2007 by (i) all persons who are known to the Corporation to be beneficial owners of five percent (5%) or more of the Common Shares, (ii) each of the proposed directors, (iii) the chief executive officer, the chief financial officer, two other executive officers whose total compensation is more than $100,000 and two additional individuals who were executive officers during 2006 but were no longer serving at December 31, 2006 (collectively, the “Named Executive Officers”) and (iv) all proposed directors and current executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Common Shares subject to options or warrants that are currently exercisable or exercisable within 60 days of April 16, 2007 are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated, the address for each of the individuals listed in the table is care of Apollo Gold Corporation, 5655 South Yosemite Street, Suite 200, Greenwood Village, Colorado, 80111-3220. Unless otherwise indicated by footnote, the persons named in the table have sole voting and sole investment power with respect to all Common Shares shown as beneficially owned by them, subject to applicable community property laws. Percentage of beneficial ownership is based on 143,467,186 of the Corporation’s Common Shares outstanding as of April 16, 2007.

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)		Percent of Class

RAB Special Situations (Master) Fund Limited(2)	27,793,323	(3)	19.37%
Jipangu Inc.(4)	23,650,000	(5)	16.48%
St. Andrew Goldfields Ltd.(6)	18,000,000	(7)	12.55%
CCM Master Qualified Fund, Ltd.(8)	12,954,180	(9)	7.31%
W.S. (Steve) Vaughan (Director)	140,000	(11)	*
G. Michael Hobart (Director)	141,000	(11)	*
Charles E. Stott (Director)	247,071	(11)	*
Richard P. Graff (Former Director)(12)	0		*
Robert W. Babensee (Director)	80,000	(11)	*
Marvin K. Kaiser (Director)	50,000	(11)	*
David W. Peat (Director)	50,000	(11)	*
R. David Russell (CEO and President)	3,141,403	(11)(13)(14)	2.19%
Melvyn Williams (Sr. Vice President and CFO)	883,166	(11)(13)	*
Richard F. Nanna (Sr. Vice President)	1,922,991		1.34%
Timothy G. Smith (Vice President)	220,000	(11)	*
Donald W. Vagstad (Former Vice President)(16)	0		*
Donald O. Miller (Former Vice President)(16)	359,750		*
All executive officers and directors as a group (13 persons)	7,235,381	(13)	5.04%

——————

*

Represents less than 1% of the Corporation’s outstanding Common Shares.

(1)

Unless otherwise noted, all shares are Common Shares.

(2)

The address for RAB Special Situations (Master) Fund Limited is P.O. Box 908 GT, Walker House Mary Street, George Town, Cayman Islands.

(3)

Based on information reported by RAB Special Situations (Master) Fund Limited. Shares beneficially owned includes (i) 3,833,323 Common Shares; (ii) 12% series 2004-B convertible debentures of the Corporation in the principal amount of $3,000,000 convertible into 4,000,000 Common Shares and share purchase warrants exercisable to acquire an additional 2,600,000 Common Shares, which convertible debenture and warrants were acquired in the Corporation’s Series 2004-B convertible debenture placement which was completed in November 2004 (the “2004 Convertible Debenture Offering”); (iii) $4,290,000 principal amount of convertible debenture convertible into 8,580,000 Common Shares and warrants to acquire an additional 8,580,000 Common Shares, which convertible debenture and warrant were acquired in the Corporation’s Series 2007-A convertible debenture placement which was completed in February 2007 (the “2007 Convertible Debenture Offering”) and (iv) 200,000 Common Shares owned by Philip Richards, a director of RAB Special Situations (Master) Fund Limited. Under the terms of the warrants and the convertible debenture acquired in the 2004 Convertible Debenture Offering, in no event shall such securities be converted into or exercised for Common Shares, if after giving effect to such conversion or exercise, the holder would, in aggregate, beneficially own Common Shares in excess of 19.99% of the issued and outstanding Common Shares, within the meaning of Rule 13d-1 of the Securities Exchange Act of 1934, as amended. Under the terms of warrants and convertible debenture acquired in the 2007 Convertible Debenture Offering, in no event shall such securities be converted into or exercised for Common Shares, if after giving effect to such conversion or exercise, the holder would, in aggregate, beneficially own Common Shares in excess of 9.99% of the issued and outstanding Common Shares, within the meaning of Rule 13d-1 of the Securities Exchange Act of 1934, as amended.

(4)

The address for Jipangu Inc. is 3-6-9 Kita-Shinagawa, Shinagawa-Ku, Tokyo, 140-0001 Japan.

(5)

Includes 21,650,000 Common Shares and 2,000,000 warrants. Each warrant is exercisable until January 26, 2008, at Cdn$0.39 for one Common Share.

(6)

The address for St. Andrew Goldfields, Ltd. is 1540 Cornwall Road, Suite 212, Oakville, Ontario, Canada L6J 7W5.

(7)

Based on information reported by St. Andrew Goldfields, Ltd. in its Schedule 13D/A filed with the SEC on February 21, 2007.

(8)

The address for CCM Master Qualified Fund, Ltd. is One North Wacker Drive – Suite 4350, Chicago, IL 60606.

(9)

Based on information reported by CCM Master Qualified Fund, Ltd. and Coghill Capital Management, LLC; in its Schedule 13G/A filed with the SEC on March 7, 2007. Includes (i) 3,502,566 Common Shares; (ii) share purchase warrants exercisable to acquire 2,083,334 Common Shares; and (iii) $1,228,320 principal amount of convertible debentures convertible into 2,456,640 Common Shares and warrants to acquire an additional 2,456,640 Common Shares, which convertible debenture and warrant were acquired in the 2007 Convertible Debenture Offering.

(10)

The address for Highbridge International LLC is 9 West 57th Street, 27th Floor, New York, NY 10019.

(11)

Amounts shown include Common Shares subject to options exercisable within 60 days as follows: 140,000 Common Shares for Mr. Vaughan; 925,403 Common Shares for Mr. Russell; 140,000 Common Shares for Mr. Hobart; 245,071 Common Shares for Mr. Stott; 50,000 Common Shares for Mr. Babensee; 50,000 Common Shares for Mr. Kaiser; 50,000 Common Shares for Mr. Peat; 450,000 Common Shares for Mr. Williams; 894,866 Common Shares for Mr. Nanna and 220,000 Common Shares for Mr. Smith.

(12)

Mr. Graff did not stand for re-election at the shareholders meeting held on May 24, 2006, and as such was no longer a member of the Corporation’s board of directors effective May 24, 2006.

(13)

Includes Common Shares subject to convertible debenture acquired in the 2004 Convertible Debenture Offering and convertible within 60 days as follows: 133,333 Common Shares for Mr. Williams; and 400,000 Common Shares for Mr. Russell (such debenture being owned by a member of Mr. Russell’s immediate family). Also includes Common Shares subject to warrants acquired in the 2004 Convertible Debenture Offering and exercisable within 60 days: 60,000 Common Shares for Mr. Williams; and 180,000 Common Shares for Mr. Russell (such warrants being owned by a member of Mr. Russell’s immediate family).

(14)

Includes 100 Common Shares owned by a member of Mr. Russell’s immediate family.

(15)

Shares beneficially owned by all officers and directors as a group include options, warrants and/or Convertible Debentures acquired in the 2004 Convertible Debenture Offering to purchase up to 3,808,673 of the Corporation’s Common Shares which may be exercised or converted in whole or in part within 60 days.

(16)

Mr. Vagstad and Mr. Miller both resigned as executive officers of Apollo effective February 18, 2006.

Q & A on Proxy Voting

Q:

What am I voting on?

A:

Shareholders are voting on (i) the election of directors to the board of directors of the Corporation for 2007, (ii) the appointment of auditors for the Corporation for 2007, (iii) a resolution approving the adoption of the Corporation’s Shareholder Rights Plan, (iv) an ordinary resolution authorizing certain amendments to the Stock Option Plan to reflect, among other things, recent changes by the Toronto Stock Exchange in respect of the Stock Option Plan’s amendment provisions and the expiry of options during blackout periods and (v) such other business as may properly come before the Meeting or any adjournment thereof.

Q:

Who is entitled to vote?

A:

Shareholders as of the close of business on April 16, 2007 (the “Record Date”), are entitled to vote. Each Common Share is entitled to one vote on those items of business identified in the Notice of Meeting.

If you acquired your shares after the Record Date, please refer to the answer to the question “What if ownership of shares has been transferred after April 16, 2007?” to determine how you may vote such shares.

Q:

How do I vote?

A:

There are two ways you can vote your shares if you are a registered shareholder. You may vote in person at the Meeting or you may sign the enclosed form of proxy appointing the named persons or some other person you choose, who need not be a shareholder, to represent you as proxyholder and vote your shares at the Meeting. If your shares are held in the name of a nominee, please refer to the answer to the question “If my shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my shares?” to determine how you may vote your shares.

Q:

What if I plan to attend the Meeting and vote in person?

A:

If you are a registered shareholder and plan to attend the Meeting on May 16, 2007 and wish to vote your shares in person at the Meeting, do not complete or return the form of proxy. Your vote will be taken and counted at the Meeting. Please register with the transfer agent, CIBC Mellon Trust Company, upon arrival at the Meeting. If your shares are held in the name of a nominee, refer to the answer to the question “If my shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my shares?” for voting instructions.

Q:

Who is soliciting my proxy?

A:

The enclosed form of proxy is being solicited by management of Apollo Gold Corporation. The solicitation will be made primarily by mail but may also be made by telephone, in writing or in person by the employees of the Corporation. Banks, brokers, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to beneficial owners, and the Corporation will reimburse such persons for reasonable out-of-pocket expenses incurred by them in this connection. The expenses of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Corporation.

Q:

What if I sign the form of proxy enclosed with this Circular?

A:

Signing the enclosed form of proxy gives authority to each of R. David Russell, the President and Chief Executive Officer of the Corporation, and Melvyn Williams, the Senior Vice President – Finance and Corporate Development and Chief Financial Officer of the Corporation, or to another person you have appointed, to vote your shares at the Meeting.

Q:

Can I appoint someone other than these representatives to vote my shares?

A:

Yes. Write the name of this person, who need not be a shareholder, in the blank space provided in the form of proxy. It is important to ensure that any other person you appoint is attending the Meeting and is aware that he or she has been appointed to vote your shares. Proxyholders should, upon arrival at the Meeting, present themselves to a representative of CIBC Mellon Trust Company.

Q:

What do I do with my completed proxy?

A:

Return it to the Corporation’s transfer agent, CIBC Mellon Trust Company, in the envelope provided, at “CIBC Mellon Trust Company, Proxy Department, 200 Queen’s Quay East, Unit #6, Toronto, Ontario M5A 4K9 Canada”, or by fax to (416) 368-2502 so that it arrives no later than 5:00 p.m. (Toronto time) on May 14, 2007. This will ensure that your vote is recorded.

Q:

If I change my mind, can I take back my proxy once I have given it?

A:

Yes. If you change your mind and wish to revoke your proxy, prepare a written statement to this effect or, if you are a registered shareholder, you may attend the annual meeting and vote and this will automatically revoke your proxy. If you prepare the written statement, the statement must be signed by you or your attorney as authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney of the corporation duly authorized. This statement must be delivered either to the executive office of the Corporation at 5655 South Yosemite Street, Suite 200, Greenwood Village, Colorado 80111-3220 no later than 5:00 p.m. (Toronto time) on May 14, 2007 or to the Chairman of the Meeting on the day of the Meeting, May 16, 2007, or any adjournment of the Meeting, prior to the time of voting.

Q:

How will my shares be voted if I give my proxy?

A:

The persons named on the form of proxy must vote for or against or withhold from voting your shares in accordance with your directions. In the absence of such directions, however, your shares will be voted in favor of the election of directors to the board of directors, the appointment of auditors and approving resolutions adopting amendments to the Stock Option Plan and adopting the Corporation’s Shareholder Rights Plan.

Q:

What if amendments are made to these matters or if other matters are brought before the Meeting?

A:

The persons named in the form of proxy will have discretionary authority with respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting.

As of the date of this Circular, management of the Corporation knows of no such amendment, variation or other matter expected to come before the Meeting. If any other matters properly come before the Meeting, the persons named in the form of proxy will vote on them in accordance with their best judgment.

Q:

How many shares are entitled to vote?

A:

As of April 16, 2007, there were 143,467,186 Common Shares outstanding. Each registered shareholder has one vote for each Common Share held at the close of business on April 16, 2007.

Q:

What if ownership of shares has been transferred after April 16, 2007?

A:

The person who acquired such shares after April 16, 2007, must produce properly endorsed share certificates or otherwise establish that he or she owns the shares and must ask the Corporation no later than 5:00 p.m. (Toronto time) on May 1, 2007, that his or her name be included in the list of shareholders before the Meeting in order to be entitled to vote these shares at the Meeting.

Q:

Who counts the votes?

A:

The Corporation’s transfer agent, CIBC Mellon Trust Company, counts and tabulates the proxies. This is done independently of the Corporation to preserve the confidentiality of individual shareholder votes. Proxies are referred to the Corporation only in cases where a shareholder clearly intends to communicate with management or when it is necessary to do so to meet the requirements of applicable law.

Q:

If I need to contact the transfer agent, how do I reach them?

A:

You can contact the transfer agent as follows:

By mail:	or by telephone:

CIBC Mellon Trust Company P.O. Box 7010 Adelaide Postal Station Toronto, Ontario M5E 2W9	Within Canada and the United States at 1-416-643-5500 or 1-800-387-0825

E-mail: enquiries@cibcmellon.com www.cibcmellon.com

Q:

If my shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my shares?

A:

There are two ways you can vote your shares held by your nominee. Unless you have previously informed your nominee that you do not wish to receive material relating to the Meeting, you will have received this Circular from your nominee, together with a request for voting instructions for the number of shares you hold.

For your shares to be voted for you please follow the voting instructions provided by your nominee. If you are a non-registered shareholder who has voted and want to change your mind and vote in person, contact your nominee to discuss whether this is possible and what procedure to follow.

Since the Corporation does not have access to the names of its non-registered shareholders, if you attend the Meeting, the Corporation will have no record of your shareholdings or of your entitlement to vote unless your nominee has appointed you as proxyholder. Therefore, if you are a non-registered shareholder and wish to vote in person at the Meeting, insert your own name in the space provided on the voting instruction form sent to you by your nominee. By doing so, you are instructing your nominee to appoint yourself as proxyholder. Then sign and return the voting instruction form by following the signing and returning instructions provided by your nominee. Do not otherwise complete the voting instruction form, as your vote will be taken at the Meeting. Please register with the transfer agent, CIBC Mellon Trust Company, upon arrival at the Meeting.

Q:

What rights of appraisal or similar rights of dissent do I have with respect to any matter to be acted upon at the Meeting?

A:

No action is proposed herein for which the laws of the Yukon Territory or By-laws of the Corporation provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s Common Shares.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The Canadian securities regulatory authorities have adopted National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”), which requires disclosure of the approach of the Corporation to corporate governance, and National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”), which provides guidance on corporate governance practices, and in the U.S., the United States Sarbanes-Oxley Act of 2002 (“SOX”) as well as the AMEX listing standards and corporate governance requirements (“AMEX Standards”) require similar disclosure.

A detailed description of the Corporation’s governance practices is provided in Schedule “A” to this Circular. The following are reports of committees of the board of directors, which summarize the mandates and activities of each committee.

BOARD COMMITTEES

During 2006, the board of directors had an Audit Committee, Compensation Committee, Technical Committee, and Nominating Committee.

Audit Committee

The Audit Committee held 6 meetings during the year ended December 31, 2006. From January 1, 2006 through May 24, 2006, the Audit Committee was composed of the following three independent non-employee directors: Messrs. Babensee, Graff and Stott. Mr. Graff did not stand for re-election as a member of the board of directors, and the board of directors replaced him with Mr. Kaiser effective May 24, 2006. Mr. Stott was replaced with Mr. Peat effective May 24, 2006. Also on May 24, 2006, Mr. Peat was appointed as Chairperson of the Audit Committee. The board of directors has determined that each of Messrs. Babensee, Kaiser and Peat meet the independence and the financial literacy requirements of the TSX and AMEX. The board of directors has determined that Mr. Peat is the Audit Committee’s “financial expert” as defined in the AMEX Standards.

The board of directors has adopted a Charter of the Audit Committee, which, among other responsibilities, requires the Audit Committee to oversee the Corporation’s financial reporting process and the quality of its financial reporting. In discharging its responsibilities, the Audit Committee meets regularly with the Corporation’s auditors and Chief Financial Officer. The amended and restated charter is attached hereto a Schedule “B” and is also posted on the Corporation’s website at www.apollogold.com.

Report of the Audit Committee

In the performance of its oversight function, the Audit Committee reviewed and discussed the Corporation’s audited consolidated financial statements as of and for the year ended December 31, 2006, with management and Deloitte & Touche LLP. Management and Deloitte & Touche LLP represented to the Audit Committee that the Corporation’s audited consolidated financial statements as of and for the year ended December 31, 2006, were prepared in accordance with accounting principles generally accepted in Canada (except for Note 21, Differences Between Canadian and U.S. GAAP). The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards (“SAS”) Nos. 61, 89 and 90 issued by the Auditing Standards Board of the American Institute of Certified Public Accountants. SAS Nos. 61, 89 and 90 set forth requirements pertaining to the independent auditor’s communications with the Audit Committee regarding the conduct of the audit.

The Audit Committee received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board (“ISB”) Standard No. 1, Independence Discussions with Audit Committees, as amended. ISB Standard No. 1 requires the independent auditor to disclose in writing to the Audit Committee all relationships between the auditor and the Corporation that, in the auditor’s judgment, reasonably may be thought to bear on independence and to discuss the auditor’s independence with the Audit Committee. The Audit Committee discussed with Deloitte & Touche LLP its independence and considered in advance whether the provision of any non-audit services by Deloitte & Touche LLP is compatible with maintaining its independence.

Based on the reviews and discussions of the Audit Committee described above, in reliance on the unqualified opinion of Deloitte & Touche LLP dated March 30, 2007 regarding the Corporation’s audited consolidated financial statements as of and for the year ended December 31, 2006, the Audit Committee recommended to the board of directors, and the board of directors approved, that such financial statements be included in the Corporation’s annual report on Form 10-K for the year ended December 31, 2006, to be filed with the Securities and Exchange Commission.

The Audit Committee met 6 times in 2006 and is satisfied that it appropriately fulfilled its mandate to the best of its ability during the year ended December 31, 2006.

Submitted by:

Audit Committee
David W. Peat, Chairperson
Robert W. Babensee
Marvin K. Kaiser

Compensation Committee

The Compensation Committee held 4 meetings during the year ended December 31, 2006 and is satisfied that it appropriately fulfilled its mandate to the best of its ability during the year. From January 1, 2006 through May 24, 2006, the Compensation Committee was composed of the following three non-employee directors: Messrs. Babensee, Hobart and Stott. In March 2006, Mr. Hobart resigned from the Compensation Committee and was replaced by Mr. Peat effective May 24, 2006. Mr. Stott serves as Chairperson of the Compensation Committee.

The board of directors has adopted a Compensation Committee Charter, which, among other responsibilities, requires the Compensation Committee to establish, administer, and evaluate the compensation philosophy, policies and plans for non-employee directors and executive officers; make recommendations to the board regarding director and executive compensation; and review the performance and determine the compensation of the President and Chief Executive Officer, based on criteria including the Corporation’s performance and accomplishment of long-term strategic objectives. The charter is posted on the Corporation’s website at www.apollogold.com.

Report of the Compensation Committee on Executive Compensation

The Compensation Committee has reviewed and discussed the Compensation Discussion Analysis (“CDA”) with management and has recommended to the board of directors that the CDA be included with this Circular.

Submitted by:

Compensation Committee
Charles E. Stott, Chairperson
Robert W. Babensee
David W. Peat

Technical Committee

The Technical Committee held 3 meetings during the year ended December 31, 2006, and is satisfied that it appropriately fulfilled its mandate to the best of its ability during 2006. From January 1, 2006 through May 24, 2006, the Technical Committee was composed of Messrs. Russell, Stott, and Graff. Mr. Stott served as Chairperson during 2006. Mr. Graff did not stand for re-election as member of the board of directors, and the board of directors replaced him with Mr. Kaiser effective May 24, 2006.

The board of directors has adopted a Charter of the Technical Committee, which, among other responsibilities, requires the Technical Committee to review and to approve the methodology and procedure for calculating the resource and ore reserve estimates of the Corporation and its subsidiaries; to review and to report on the Corporation’s environmental compliance program and its effectiveness; and to review and to report on the Corporation’s safety program and its effectiveness. The charter is posted on the Corporation’s website at www.apollogold.com.

During 2006, the Technical Committee reported to the board of directors on its findings and recommendations with respect to ore reserves, exploration initiatives, land acquisitions and environmental and safety affairs of the Corporation.

Nominating Committee

The Nominating Committee did not hold a meeting during the year ended December 31, 2006. From January 1, 2006 through May 24, 2006, the Nominating Committee was composed of the following non-employee directors: Messrs Vaughan, Graff, and Babensee. Mr. Graff did not stand for re-election as member of the board of directors, and the board of directors replaced him with Mr. Hobart effective May 24, 2006. Mr. Babensee served as Chairperson during 2006.

The board of directors has adopted a Nominating Committee Charter, which, among other responsibilities, requires the Nominating Committee Charter to identify individuals qualified to become board of directors members and recommend to the board of directors proposed nominees for membership on the board of directors and recommend to the board of directors which directors should serve on each committee; and ensure that the Audit Committee, Compensation Committee, Technical Committee and Nominating Committee of the board of directors have the benefit of qualified and experienced “independent directors.” The charter is posted on the Corporation’s website at www.apollogold.com.

Director Nominations

The board of directors will consider all potential candidates for nomination by the board of directors for election as directors who are recommended by the Corporation’s shareholders, directors, officers, and employees. The Committee has adopted written procedures to be followed by shareholders in submitting such recommendations. Candidates proposed by shareholders will be evaluated by the Nominating Committee in the same manner as candidates which are not proposed by shareholders. While shareholders may propose director nominees at any time, the Corporation must receive the required notice (described below) on or before the date set forth in the prior year’s annual proxy statement under the heading “Shareholder Proposals” in order to be considered by the Nominating Committee in connection with the Corporation’s next annual meeting of shareholders.

Shareholders wishing to recommend a director candidate to serve on the board of directors may do so by providing advance written notice to the Chairman of the Nominating Committee, which identifies the candidate and includes the information described below. The notice should be sent to the following address by the dates set forth under “Shareholder Proposals:” Apollo Gold Corporation, 5655 South Yosemite Street, Suite 200, Greenwood Village, Colorado, 80111-3220.

The notice shall contain the following information:

•

The name of the nominating shareholders and the address, phone number and e-mail address at which the nominating shareholders can be contacted.

•

Evidence of the number of the Corporation’s Common Shares held by the nominating shareholders, a statement of how long the nominating shareholders have held those Shares, and a statement that the nominating shareholders will continue to hold those Shares at least through the Corporation’s next annual meeting of shareholders.

•

The candidate’s full name, together with the address, phone number and e-mail address at which the candidate can be contacted.

•

A statement of the candidate’s qualifications and experiences, and any other qualities that the nominating shareholders believe that the candidate would bring to the board of directors.

•

A description of all arrangements or understandings, if any, between the shareholders and the candidate and any other person or persons with respect to the candidate’s proposed service on the board of directors.

•

The candidate’s resume, which must include at a minimum a detailed description of the candidate’s business, professional or other appropriate experience for at least the last ten (10) years, a list of other boards of directors of public companies on which the candidate currently serves or on which he or she served in the last ten (10) years, and undergraduate and post-graduate educational information.

•

A written statement, signed by the candidate, agreeing that if he or she is selected by the Committee and the board, he or she will (i) be a nominee for election to the board, (ii) provide all information necessary for the Corporation to include in the Corporation’s proxy statement under applicable SEC or AMEX rules, and (iii) serve as a director if he or she is elected by shareholders.

•

Any additional information that the nominating shareholders believe is relevant to the Committee’s consideration of the candidate.

The Nominating Committee may employ any of the following procedures in identifying nominees to serve as directors of the Corporation: (a) evaluating persons suggested by shareholders or others, (b) conducting inquiries into background and qualifications; (c) retaining a search firm, (d) obtaining advice and assistance from internal or external legal, accounting, or other advisors, and (e) other procedures appropriate to the character of the expertise or other director characteristic needed on the board of directors in any specific situation.

The board of directors has adopted the following series of minimum qualifications and specific qualities and skills for the Corporation’s directors, which will serve as the basis upon which potential director candidates are evaluated by the Nominating Committee:

•

integrity;

•

commitment to devoting necessary time and attention to his or her duties to the Corporation;

•

independence;

•

business experience;

•

specialized skills or experience;

•

diversity of background and experience (including race, ethnicity, international, gender and age);

•

possible conflicts of interest; and

•

other criteria appropriate to the character of the expertise or other director characteristic needed on the board of directors in any specific situation.

The Nominating Committee did not receive any recommendations from shareholders regarding candidates to serve on the board of directors for this Meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
PARTICIPATION IN COMPENSATION OF DIRECTORS

There are no members of the Compensation Committee who were officers or employees of the Corporation or any of its subsidiaries during the fiscal year ended December 31, 2006, formerly officers of the Corporation, or had a disclosable relationship with the Corporation pursuant to Item 404 of the SEC’s Regulation S-K.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary of Board of Directors and Committee Meetings Held

For the 12-Month Period Ended December 31, 2006
Board of Directors	7
Audit Committee	6
Compensation Committee	4
Technical Committee	4
Nominating Committee	0
Total number of meetings held	21

Summary of Attendance of Directors

Director	Board Meetings Attended	Committee Meetings Attended

G. Michael Hobart	5	1
R. David Russell	7	4
Charles E. Stott	7	10
W. S. (Steve) Vaughan	6	0
Robert W. Babensee	6	8
Marvin K. Kaiser(2)	4	4
David W. Peat(2)	4	4
Richard P. Graff(1)	3	6

——————

(1)

Mr. Graff did not stand for re-election at the shareholders meeting held on May 24, 2006, and, as such, was no longer a member of the board of directors effective May 24, 2006.

(2)

Mr. Kaiser and Mr. Peat were elected as directors at the shareholders meeting held on May 24, 2006 and have attended all of the 4 board meetings held from that date until December 31, 2006.

Directors Compensation

The Corporation’s director compensation program is designed to enable the Corporation to attract and retain highly qualified individuals to serve as directors. In 2006, directors’ compensation, which is paid only to non-employee directors, consisted of:

•

an annual retainer of $7,500;

•

additional annual retainer of Chairman of the board of directors of $5,000;

•

a board meeting fee of $1,000 per meeting if attended in person or $500 if attended telephonically;

•

an additional annual retainer for Audit and Finance Committee Chairperson of $3,000;

•

a committee meeting fee of $750 per meeting if attended in person or $500 if attended telephonically;

•

a travel fee of $250 per travel day, other than a day on which a meeting occurs; and

•

reimbursement of related travel and out-of-pocket expenses.

The compensation entitlements referred to above were adopted by the board of directors effective July 1, 2002. Directors of the Corporation are also eligible to receive options to acquire shares of the Corporation. The number of options is determined by the board of directors after reviewing the recommendations of the Compensation Committee.

The following table summarizes the compensation paid by the Corporation to non-employee directors for the fiscal year ended December 31, 2006:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

G. Michael Hobart	14,183	0	14,103	0	0	0	28,286
Marvin K. Kaiser	11,553	0	11,154	0	0	0	22,707
David W. Peat	13,375	0	11,154	0	0	0	24,529
Robert Babensee	22,500	0	8,663	0	0	0	31,163
Charles E. Stott	31,071	0	20,147	0	0	0	51,218
W.S. (Steve) Vaughan	13,500	0	14,103	0	0	0	27,603
Richard P. Graff(2)	11,182	0	3,074	0	0	0	14,456

——————

(1)

As of December 31, 2006, the aggregate number of option awards outstanding for each director was as follows: G. Michael Hobart – 210,000 (of which 105,000 were vested), Marvin K. Kaiser – 170,000 (none of which were vested), David W. Peat – 170,000 (none of which were vested), Robert Babensee – 170,000 (of which 50,000 were vested), Richard P. Graff – 0, Charles E. Stott – 345,071 (of which 195,071 were vested) and W.S. Steve Vaughan – 210,000 (of which 105,000 were vested).

(2)

Mr. Graff did not stand for re-election at the shareholders meeting held on May 24, 2006, and, as such, was no longer a member of the board of directors effective May 24, 2006.

As at December 31, 2006, the aggregate number of options granted to non-employee directors was 825,071 of which 455,071 had vested.

On May 23, 2006, Mr. Peat and Mr. Kaiser were each granted 100,000 options at a strike price of $0.53 with a term of 10 years. The options vest 50% on the first anniversary of the grant and 50% on the second anniversary. The grant date fair value was $39,864 for each grant (which amount includes amounts that are not allocable to 2006).

The fair value of each option granted is estimated at the time of grant using the Black-Scholes option-pricing model with weighted average assumptions for grants as follows:

	2006	2005	2004

Risk-free interest rate	4.1%	3.7%	3.1%
Dividend yield	0%	0%	0%
Volatility	89%	73%	57%
Expected life in years	6	5	5
Weighted average grant-date fair value of stock options	$0.40	$0.36	$0.91

Executive Officers

Set forth below is certain information concerning the executive officers of the Corporation.

Name	Age	Title(s)

R. David Russell	50	President and Chief Executive Officer
Melvyn Williams	58	Senior Vice President – Finance and Corporate Development and Chief Financial Officer
Richard F. Nanna	58	Senior Vice President, Exploration
Timothy G. Smith	50	Vice President and General Manager Montana Tunnels Mine

R. David Russell

Mr. Russell is a director of the Corporation and has served as the Corporation’s President and Chief Executive Officer since June 2002. Mr. Russell was a founder of Nevoro Gold Corporation in January 2002, the predecessor of Apollo Gold Corporation, and served as its President from February 2002 through June 2002. Mr. Russell was an independent mining consultant from 1999 to 2002. Mr. Russell also serves as a director of Idaho General Mines Inc. and Calais Resources. Mr. Russell received his mining engineering degree from Montana Tech.

Melvyn Williams

Mr. Williams has served as Chief Financial Officer since January 2005 and as the Senior Vice President – Finance and Corporate Development since March 2004. From November 2003 through January 2004, Mr. Williams served as Chief Financial Officer of Atlantico Gold, a private Brazilian mining company which held the Amapari gold project, and was sold to Wheaton River Minerals Ltd. in January 2004. From 2000 to November 2003, he served as Chief Financial Officer of TVX Gold Inc., a gold mining company with five operating mines and an advanced development project in Greece. Mr. Williams is a Chartered Certified Accountant and received a Master’s Degree in Business Administration from Cranfield (UK) in 1988.

Richard F. Nanna

Richard F. Nanna has served as the Corporation’s Senior Vice President – Exploration since June 2002. Mr. Nanna was a founder of Nevoro Gold Corporation in January 2002, the predecessor of Apollo Gold Corporation, and served as its Vice President – Exploration from February 2002 through June 2002. From 1999 to 2002, Mr. Nanna worked as an independent consultant. Mr. Nanna serves as a director of Idaho General Mines Inc. Mr. Nanna received a Master’s Degree in Geology from Akron University in Ohio.

Timothy G. Smith

Timothy G. Smith has been Vice President and General Manager of Montana Tunnels Mining, Inc. since February 2004. Prior to joining Apollo, Mr. Smith worked for Cominco Ltd. (before its merger with Teck Corp.) as Operating Manager at the Red Dog Mine from 1996 through 2003. Mr. Smith holds a Bachelor of Engineering – Metallurgical, from McGill University and is a Professional Engineer registered in British Columbia.

COMPENSATION DISCUSSION AND ANALYSIS

This section provides information regarding the compensation program in place for the Corporation’s Named Executive Officers for 2006. It includes information regarding, among other things, the overall objectives of the Corporation’s compensation program and each element of compensation that we provide.

Objectives of the Corporation’s Compensation Program

The Compensation Committee of the Corporation’s board of directors (the “Committee”) has responsibility for approving the compensation program for the Corporation’s Named Executive Officers. The Committee acts pursuant to a charter that has been approved by the board of directors.

The compensation program for the Corporation’s Named Executive Officers is designed to attract, retain and reward talented executives who can contribute to the Corporation’s long-term success and thereby build value for the Corporation’s shareholders. The program is organized around four fundamental principles:

A Substantial Portion of the Corporation’s Named Executive Officer Compensation Program Should Be Performance-Based. The Corporation’s compensation program is designed to reward superior performance. It accomplishes this in a number of ways. In terms of cash compensation, target award opportunities provided to each Named Executive Officer under the Corporation’s bonus plan (which pays bonuses on the basis of performance over a one-year period) are generally in the range of 50% for vice presidents up to 100% for senior vice presidents and the Chief Executive Officer of each Named Executive Officer’s base salary. Whether and to what extent bonuses under the bonus plan are paid depends entirely on the extent to which the company-wide, business unit and individual goals set by the Committee pursuant to the bonus plan are attained.

A Substantial Portion of Named Executive Officer Compensation Should Be Delivered in the Form of Equity Awards. The Committee believes that a substantial portion of total compensation should be delivered in the form of equity in order to align the interests of the Corporation’s Named Executive Officers with the interests of the Corporation’s shareholders. The equity compensation that was delivered to the Corporation’s Named Executive Officers in 2006 was in the form of stock options.

The Corporation’s Compensation Program for Named Executive Officers Should Enable the Corporation to Compete for First-Rate Executive Talent. Shareholders are best served when we can attract and retain talented executives with compensation packages that are competitive but fair. The Committee has historically striven to create a compensation package for Named Executive Officers that delivers total compensation that is competitive in comparison to the average of the total compensation delivered by certain peer companies with which we compete for executive talent (the “Peer Group”). To assist in making this comparison, the Committee reviews published compensation surveys from the Peer Group. In 2006, the Peer Group consisted of the following companies:

Queenstake Resources Ltd.	Alamos Gold Inc.
Aurizon Mines Ltd	Eldorado Gold Corp.
Golden Star Resources Ltd.	Rio Narcea Gold Mines Ltd.
Metallica Resources Inc.

The Corporation’s Compensation Program for Named Executive Officers Should Be Fair, and Perceived as Such, Both Internally and Externally. The Committee strives to create a compensation program that will be perceived as fair, both internally and externally. It accomplishes this by comparing the compensation that is provided to the Corporation’s Named Executive Officers:

(i) to the compensation, as described above, provided to officers of the companies included in the Peer Group, as a means to measure external fairness; and

(ii) to other senior employees of the Corporation, as a means to measure internal fairness.

The Elements of the Corporation’s Compensation Program

This section describes the various elements of the Corporation’s compensation program for Named Executive Officers, together with a discussion of various matters relating to those items, including why the Committee chooses to include the items in the compensation program.

Cash Compensation

The Corporation’s compensation program for Named Executive Officers for 2006 was designed so that approximately 50% of total compensation was delivered in the form of cash or bonus opportunities. Cash compensation is paid in the form of salary or bonuses under the Corporation’s bonus plan. Salary is included in the Corporation’s Named Executive Officer compensation package because the Committee believes it is appropriate that some portion of the compensation that is provided to Named Executive Officers be provided in a form that is fixed and liquid. Performance-based bonuses are included to incentivize the Corporation’s Named Executive Officers to pursue particular objectives that the Committee believes are consistent with the overall goals that the board of directors has set for the Corporation. The components comprising the cash portion of total compensation are described below.

Salary. Base salary for Named Executive Officers for any given year is generally fixed by the Committee at its meeting in March of each year. Increases or decreases in base salary on a year-over-year basis are dependent on the Committee’s assessment of the performance of the company overall, the Corporation’s mining projects and the particular individual. Other than the fact that executive officers have employment agreements with a minimum level of salary specified within the agreement, the Committee is free to set Named Executive Officer salary at any level it deems appropriate. In fixing salaries, the Committee is generally mindful of its overall goal to keep cash compensation for its executive officers within the range of cash compensation paid by companies in the Corporation’s Peer Group. The amount of cash compensation that is provided in the form of salary is generally substantially less, assuming threshold performance levels are met, than the amount that is provided in the form of bonuses under the Corporation’s bonus plan, which is described below. This weighting reflects the Committee’s objective of ensuring that a substantial amount of each Named Executive Officers total compensation is tied to company-wide, mine and project results and individual performance goals.

Bonus Plan. We have a cash bonus plan in which Named Executive Officers participate. This plan, which is described below, provides cash compensation to Named Executive Officers only if, and to the extent that, performance conditions set by the Committee are met. Target bonuses under the bonus plan are set each year by the Committee.

In determining the amount of target bonuses under the bonus plan, the Committee considers several factors, including:

(i) the target bonuses set, and actual bonuses paid, in recent years;

(ii) the desire to ensure, as described above, that a substantial portion of total compensation is performance-based;

(iii) the relative importance, in any given year, of the long and short-term performance goals established pursuant to the bonus plan; and

(iv) the compensation practices of the Peer Group, as determined in published compensation surveys.

Performance objectives for the bonus plan are developed through an iterative process. Based on a review of business plans, management, which includes the Named Executive Officers, develops preliminary recommendations for Committee review. The Committee reviews management’s preliminary recommendations and establishes final goals. In establishing final goals, the Committee strives to ensure that the incentives provided pursuant to the bonus plan are consistent with the strategic goals set by the board of directors, that the goals set are sufficiently ambitious so as to provide a meaningful incentive and that bonus payments, assuming target levels of performance are attained, will be consistent with the overall Named Executive Officer compensation program established by the Committee. The Committee reserves the discretion to reduce or not pay bonuses under the bonus plan even if the relevant performance targets are met.

The annual cash bonus is discretionary based on several factors, including:

•

attaining or exceeding certain budgeted goals for metal production and the related cash operating costs of such production at the Montana Tunnels mine;

•

targets set on development of the Black Fox project, including increases in resources, advancement of a feasibility study and progress with the permitting process;

•

measured progress of the Huizopa project;

•

the Corporation’s share price and overall financial results, including balance sheet and cash management; and

•

the performance of the area of responsibility of each individual Named Executive Officer.

Actual payments under the bonus plan can range, on the basis of performance, from 0% (threshold) to 100% (maximum) of the target bonus established by the Committee.

All bonus targets are set annually based on the Corporation’s plan and budget for such fiscal year and are set at levels that the Corporation believes will be reasonably difficult to achieve.

For fiscal 2005, the Corporation did not achieve its targets, and therefore no award payments were generated under the bonus plan. Payments for fiscal year 2006 are to be determined.

Equity Compensation

As described above, the Committee believes that a substantial portion of each Named Executive Officer’s compensation should be in the form of equity awards. As described above, we pay a substantial portion of Named Executive Officer compensation in the form of equity awards because the Committee believes that such awards serve to align the interests of Named Executive Officers and the Corporation’s shareholders. Equity awards to the Corporation’s Named Executive Officers are made pursuant to the Stock Option Plan. The Stock Option Plan provides for awards in the form of stock options. In addition, the Corporation has the Plan of Arrangement Stock Option Plan, under which all the authorized options have been granted.

The amount of equity compensation that is provided to each Named Executive Officer in a given year is generally determined by reference to the Named Executive Officer’s base salary for that year. That is, the Committee each year approves an equity award or awards for each Named Executive Officer with a cash value that is determined by multiplying the Named Executive Officer’s base salary by a percentage that is chosen by the Committee. The percentage that the Committee selects for these purposes in a given year is dependent on the Committee’s assessment, for that year, of the appropriate balance between cash and equity compensation. In making that assessment, the Committee considers factors such as the relative merits of cash and equity as a device for retaining and incentivizing Named Executive Officers and the practices, as reported in published compensation surveys, of other companies in the Peer Group. In 2006, the Committee did not make equity awards to the Named Executive Officers on this basis. However, the Committee did make equity awards at its first meeting held in February 2007 which had fair values in the range of 25% to 50% of cash compensation (including bonus opportunities, assuming performance at target levels).

The Committee believes that its current compensation program for Named Executive Officers, pursuant to which the compensation delivered in the form of cash is designed to be roughly 50% in value to total compensation, strikes the correct balance. This mix of equity and cash compensation gives the Corporation’s Named Executive Officers a substantial alignment with shareholders, while also permitting the Committee to incentivize the Named Executive Officers to pursue specific short and long-term performance goals.

A description of the Stock Option Plan and Plan of Arrangement Stock Option Plan follows:

Stock Option Plan. The Committee, which administers the Stock Option Plan, has authority to fix the terms and conditions of individual agreements with participants, including the duration of the award and any vesting requirements, subject to requirements of applicable regulatory authorities. The Stock Option Plan permits the board of directors to grant options for the purchase of Common Shares of the Corporation for a term of up to 10 years. The number of Common Shares granted pursuant to each option is determined in the discretion of the board of directors, provided that in the case of any one person, the aggregate number of Common Shares reserved for issuance may not exceed 5% of the Common Shares outstanding at the time of the grant.

In accordance with the provisions of the Stock Option Plan, the option price and the terms and conditions on which the options may be exercised are set out in written stock option agreements, in the form approved by the board of directors, entered into by the Corporation and each option holder. Under the Stock Option Plan, the option price is determined by the board of directors and may either be in Canadian dollars or United States dollars. If the exercise price is in Canadian dollars, the exercise price shall not be lower than the closing price on the Toronto Stock Exchange on the trading day prior to the date of the grant. If the exercise price is in United States dollars, the exercise price shall not be lower than the greater of: (a) the closing price on the American Stock Exchange on the trading day prior to the date of the grant, or (b) the closing price on the Toronto Stock Exchange (such closing price converted into United States dollars using the Bank of Canada noon nominal rate of exchange on the same date as such closing price) on the trading day prior to the date of the grant. The options are not transferable and terminate on the earlier of the expiry date and the date that the optionee ceases to be eligible for any reason whatsoever, other than death. In the event of death, the option is fully exercisable by the optionee’s legal representative on the earlier of the expiry date and one year from the date of death. Option agreements approved by the board of directors may provide that all or any part of the options that are outstanding upon the occurrence of a change of control may continue to be exercised by the holder for such extended period up to and including the normal expiry date of such options.

The Stock Option Plan may be amended by the board of directors, subject to approval of the shareholders as well as the Toronto Stock Exchange and the American Stock Exchange, and subject to compliance with applicable legislation.

Plan of Arrangement Stock Option Plan. The Plan of Arrangement Stock Option Plan authorizes the issuance of up to 2,780,412 Common Shares at an exercise price of $0.80 per share. In 2002, all of such 2,780,412 options were granted to eligible persons, at an exercise price of $0.80 per share, for a term of five years expiring on June 25, 2007. The options granted pursuant to the terms of the Plan of Arrangement Stock Option Plan vested but all were subject to deduction if certain goals and objectives for the years 2002 and 2003 were not attained. During 2002 and 2003 not all goals and objectives were met and 314,986 of the stock options were cancelled.

At December 31, 2006, there were 1,230,852 outstanding options under the Plan of Arrangement Stock Option Plan, all of which are currently vested. To date, there have been 557,670 options exercised under the Plan of Arrangement Stock Option Plan and 991,890 options forfeited under the Plan of Arrangement Stock Option Plan.

Practices Regarding the Grant of Options

The Committee has generally followed a practice of making all option grants to its executive officers during the first quarter of each year depending on the date of the board meetings. For the last 5 years, the Committee has granted these annual awards at its regularly scheduled meeting in February or March. We do not otherwise have any program, plan or practice to time annual option grants to its executives in coordination with the release of material non-public information.

While the bulk of the Corporation’s option awards to Named Executive Officers have historically been made pursuant to the Corporation’s annual grant program, the Committee retains the discretion to make additional awards to Named Executive Officers at other times, in connection with the initial hiring of a new officer, for retention purposes or otherwise. We refer to such grants as “ad hoc” awards. The Committee has generally followed the practice of making such ad hoc awards only during a time when the Corporation’s Named Executive Officers would be permitted, pursuant to the Corporation’s insider trading policy, to trade in the Corporation’s securities. Other than in this respect, we do not have any program, plan or practice to time ad hoc awards in coordination with the release of material non-public information.

Perquisites

The Corporation’s Named Executive Officers receive various perquisites provided by or paid for by us. These perquisites can include memberships in social and sports clubs, car allowances and gross up payments equal to the taxes payable on certain perquisites.

We provide these perquisites because:

(i) in many cases, such as membership in social and sports clubs, the perquisite makes the Corporation’s executives more efficient and effective and thereby is a benefit to us, and

(ii) these perquisites are provided by many companies in the Peer Group to their named executive officers and it is therefore important for retention and recruitment purposes that we do the same.

The Committee reviews the perquisites provided to its Named Executive Officers on a regular basis, in an attempt to ensure that they continue to be appropriate in light of the Committee’s overall goal of designing a compensation program for Named Executive Officers that maximizes the interests of the Corporation’s shareholders.

Employment Agreements

The Corporation has employment agreements with the following Named Executive Officers: R. David Russell, its President and Chief Executive Officer, Melvyn Williams, its Senior Vice President – Finance and Corporate Development and Chief Financial Officer, Richard F. Nanna, its Senior Vice President – Exploration and Timothy G. Smith, its Vice President and General Manager of the Montana Tunnels mine. The Committee believes that the employment agreements and the severance provided for therein are an important part of overall compensation for the Corporation’s Named Executive Officers. The Committee believes that these agreements will help to secure the continued employment and dedication of the Corporation’s Named Executive Officers, notwithstanding any concern that they might have at such time regarding their own continued employment, prior to or following a change in control. The Committee also believes that these agreements are important as a recruitment and retention device, as all or nearly all of the companies with which we compete for executive talent have similar agreements in place for their senior employees.

R. David Russell. The Corporation assumed the terms and conditions of an employment agreement dated as of April 1, 2002 between Mr. Russell and Nevoro Gold Corporation, the Corporation’s predecessor. Mr. Russell’s employment agreement provides that:

•

Mr. Russell receives a minimum annual base salary of $255,000 and a discretionary annual cash bonus based on the Corporation’s performance;

•

Mr. Russell is entitled to receive an automobile allowance of $15,000 per annum and an allowance for social/sports club membership of $5,000 per annum; and

•

In the event of the termination of his employment without cause or upon a change of control of the Corporation (defined as a change in the beneficial ownership of 20% or more of the issued and outstanding shares of the Corporation), (i) Mr. Russell will be entitled to receive severance equal to 36 months of his base salary, 50% of the bonus entitlement for the 36 month period, and any other compensation to which he would otherwise have been entitled during such 36 month period, (ii) all such severance shall be calculated on a grossed-up basis for all taxes and (iii) any options granted to Mr. Russell shall immediately vest.

Melvyn Williams. Mr. Williams’ employment agreement provides that:

•

Mr. Williams receives a minimum annual base salary of $150,000 and a discretionary annual cash bonus based on the Corporation’s performance;

•

Mr. Williams is entitled to receive an automobile allowance of $10,000 per annum; and

•

in the event of the termination of his employment without cause or upon a change of control of the Corporation (defined as the occurrence, within a single transaction or series of related transactions occurring within the same 12-month period, of a change in the identity of persons who individually or collectively hold rights to elect, or to approve the election of, a majority of the members of the board of directors, including, without limitation, transactions consisting of one or more sales or other transfers of assets or equity securities, mergers, consolidations, amalgamations, reorganizations, or any similar transactions), (i) Mr. Williams will be entitled to receive severance equal to 24 months of his base salary, 50% of the bonus entitlement for the 24 month period, and any other compensation to which he would otherwise have been entitled during such 24 month period, (ii) all of such severance shall be calculated on a grossed-up basis for all taxes and (iii) any options granted to Mr. Williams shall immediately vest.

Richard F. Nanna. The Corporation assumed the terms and conditions of an employment agreement dated as of April 1, 2002, between Mr. Nanna and Nevoro Gold Corporation. Mr. Nanna’s employment agreement provides that:

•

Mr. Nanna receives a minimum annual base salary of $150,000 and a discretionary annual cash bonus based on the Corporation’s performance;

•

Mr. Nanna is entitled to receive an automobile allowance of $15,000 per annum and an allowance for social/sports club membership of $5,000 per annum; and

•

In the event of the termination of his employment without cause or upon a change of control of the Corporation (defined as a change in the beneficial ownership of 20% or more of the issued and outstanding shares of the Corporation), (i) Mr. Nanna will be entitled to receive severance equal to 36 months of his base salary, 50% of the bonus entitlement for the 36 month period, and any other compensation to which he would otherwise have been entitled during such 36 month period, (ii) all of such severance shall be calculated on a grossed-up basis for all taxes and (iii) any options granted to Mr. Nanna shall immediately vest.

Timothy G. Smith. Mr. Smith’s employment agreement provides that:

•

Mr. Smith receives a minimum annual base salary of $135,000 and a discretionary annual cash bonus based on the performance of the Montana Tunnels mine;

•

Mr. Smith is entitled to an automobile for personal use; and

•

In the event of the termination of his employment without cause or upon a change of control of the Corporation (defined as the occurrence, within a single transaction or series of related transactions occurring within the same 12-month period, of a change in the identity of persons who individually or collectively hold rights to elect, or to approve the election of, a majority of the members of the board of directors, including, without limitation, transactions consisting of one or more sales or other transfers of assets or equity securities, mergers, consolidations, amalgamations, reorganizations, or any similar transactions), Mr. Smith will be entitled to receive severance equal to 15 months of his base salary and benefits to which he would otherwise have been entitled for a period of 12 months.

Donald W. Vagstad and Donald O. Miller. Each of Messrs. Vagstad and Miller were formerly a party to an employment agreement with the Corporation but each of these agreements was terminated in connection with the termination of these employees effective February 18, 2006. In connection with the termination, Messrs. Vagstad and Miller entered into the severance agreements described in footnotes (8) and (11) to the Summary Compensation Table for Named Executive Officers which begins on page 21 of this Circular.

Stock Ownership Guidelines

The Corporation has not established stock ownership guidelines for the Named Executive Officers. The Corporation’s Insider Trading and Confidentiality Policy prohibits the Corporation’s executive officers from engaging in selling short the Corporation’s common stock or engaging in hedging or offsetting transactions regarding the Corporation’s common stock.

Role of Executive Officers in Compensation Decisions

The Chief Executive Officer annually reviews the performance of each Named Executive Officer (other than the Chief Executive Officer whose performance is reviewed by the Committee). The conclusions and recommendations reached, which cover salary adjustments and annual award amounts, are presented to the Committee. The Committee can exercise discretion in modifying any of the recommended salary adjustments or annual awards.

Indemnification Agreements

The Corporation has entered into indemnification agreements with its directors and senior executives. These agreements indemnify such persons against certain liabilities that may arise by reason of their status as a director or officer, to advance their expenses incurred as a result of a proceeding as to which they may be indemnified and to cover such person under the directors and officers liability insurance policy. We believe these indemnification agreements enhance the Corporation’s ability to attract and retain knowledgeable and experienced executives and independent, non-management directors.

Tax Implications of Executive Compensation

We have structured the Corporation’s program to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended, which places a limit of $1,000,000 on the amount of compensation that may be deducted by the Corporation in any year with respect to the Named Executive Officers unless the compensation is performance based compensation as described in such Section 162(m).

SUMMARY COMPENSATION TABLE FOR NAMED EXECUTIVE OFFICERS

The following table sets forth the compensation earned by the Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”) and other Named Executive Officers for services rendered to the Corporation and its subsidiaries for the fiscal years ended December 31, 2006, 2005 and 2004.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation ($)		Total ($)

R. David Russell	2006	255,061	0	255,000	(2)	56,557	0	0	140,923	(3)	707,541
President and	2005	343,332	0	0		50,368	0	0	18,462		412,162
Chief Executive Officer	2004	344,615	100,000	0		183,441	0	0	29,134		657,190

Melvyn Williams	2006	155,914	0	100,000	(4)	74,038	0	0	89,702	(5)	419,654
Chief Financial	2005	196,159	0	0		125,756	0	0	10,966		332,881
Officer and Senior Vice President –Finance and Corporate Development	2004	180,769	0	0		100,572	0	0	10,000		291,341

Richard F. Nanna	2006	141,331	0	105,000	(6)	50,368	0	0	61,768	(7)	358,467
Senior Vice	2005	186,465	0	0		50,368	0	0	16,651		253,484
President, Exploration	2004	186,827	81,500	0		146,753	0	0	20,603		435,683

Donald W. Vagstad(8)	2006	25,000	0	120,000	(9)	25,184	0	0	385,112	(10)	555,296
Vice President, Legal,	2005	166,297	0	0		25,184	0	0	10,745		202,226
General Counsel and Secretary	2004	165,397	15,000	0		73,376	0	0	125,363		379,136

Donald O. Miller(11)	2006	23,076	0	150,000	(12)	25,184	0	0	303,087	(13)	501,347
Vice President of	2005	148,481	0	0		56,212	0	0	108,454		313,147
Human Resources and Administration	2004	147,500	16,500	0		41,371	0	0	11,775		217,146

Timothy G. Smith	2006	120,584	0	0		25,184	0	0	780		146,548
General Manager –	2005	110,000	0	0		55,356	0	0	780		166,136
Montana Tunnels Mine	2004	97,305	3,500	0		30,172	0	0	690		131,667

——————

(1)

See footnote (7) to the table in “Grants of Plan-Based Awards” on page 24 of this Circular for a discussion of assumptions made in the valuation of all option awards.

(2)

In 2006, Mr. Russell’s minimum salary to which he is entitled under his employment agreement was reduced from $340,000 to $255,000, a reduction of 25%. In compensation for this reduction, Mr. Russell was issued common stock of Apollo equivalent to three years reduction in salary ($255,000).

(3)

The Corporation paid $120,000 as a contribution towards Mr. Russell’s tax liability as a result of the share issuance described in footnote (2) above. Also includes a vehicle allowance of $15,000, a sports club allowance and life insurance.

(4)

In 2006, Mr. Williams’ minimum salary to which he is entitled under his employment agreement was reduced from $200,000 to $150,000, a reduction of 25%. In compensation for this reduction, Mr. Williams was issued common stock of Apollo equivalent to two years reduction in salary ($100,000).

(5)

The Corporation paid $50,000 as a contribution towards Mr. Williams’ tax liability as a result of the share issuance described in footnote (4) above. Also includes a vehicle allowance of $10,000 and a relocation allowance of $25,000, a sports club allowance and life insurance.

(6)

In 2006, Mr. Nanna’s minimum salary to which he is entitled under his employment agreement was reduced from $185,000 to $150,000, a reduction of 19%. In compensation for this reduction, Mr. Nanna was issued common stock of Apollo equivalent to three years reduction in salary ($105,000).

(7)

The Corporation paid $45,000 as a contribution towards Mr. Nanna’s tax liability as result of this share issuance described in footnote (6) above. Also includes a vehicle allowance of $15,000, a sports club allowance and life insurance.

(8)

On January 23, 2006, Mr. Vagstad resigned from his position as Vice President – Legal, General Counsel and Secretary of the Corporation effective February 18, 2006. Pursuant to a Severance Agreement between the Corporation and Mr. Vagstad, Mr. Vagstad received severance comprised of (i) six months salary grossed up for tax valued at $119,000, (ii) 287,800 Common Shares issued on February 28, 2006 at an issue price of Cdn$0.48 resulting in an aggregate value of $120,000 and (iii) $59,400, which amount represents the Corporation’s contribution to Mr. Vagstad’s tax liability incurred as a result of the receipt of the Common Shares. In addition, if there is a change of control within two years of February 18, 2006, the Corporation will pay Mr. Vagstad additional severance equal to nine months of Mr. Vagstad’s base salary grossed-up for all taxes payable on the date of the change of control. If there is no change of control by February 18, 2008, the Corporation will pay Mr. Vagstad additional severance of $120,000, which is equal to nine months of Mr. Vagstad’s base salary without any tax gross up payable on February 18, 2008.

(9)

Includes the amount described in clause (ii) of footnote (8) above.

(10)

Includes (i) the amounts described in clauses (i) and (iii) footnote (8) above, (ii) the $120,000 of additional severance of footnote (8) above and (iii) a vacation payout of $36,900 and a lump sum payout of $55,000 for health and long-term disability and benefits.

(11)

On January 23, 2006, Mr. Miller resigned from his position as Vice President of Human Resources and Administration of the Corporation effective February 18, 2006. Pursuant to a Severance Agreement between the Corporation and Mr. Miller, Mr. Miller received severance comprised of (i) three months salary valued at $37,500, (ii) 359,750 Common Shares issued on February 28, 2006 at an issue price of Cdn$0.48 resulting in an aggregate value of $150,000 and (iii) $63,300, which amount represents the Corporation’s contribution to Mr. Miller’s tax liability incurred as a result of the receipt of the Common Shares. In addition, if there is a change of control within two years of February 18, 2006, the Corporation will pay Mr. Miller additional severance equal to nine months of Mr. Miller’s base salary grossed-up for all taxes payable on the date of the change of control. If there is no change of control by February 18, 2008, the Corporation will pay Mr. Miller additional severance of $112,500, which is equal to nine months of Mr. Miller’s base salary without any tax gross up payable on February 18, 2008.

(12)

Includes the amount described in clause (ii) of footnote (11) above.

(13)

Includes (i) the amounts described in clauses (i) and (iii) of footnote (11) above, (ii) the $112,500 of additional severance of footnote (11) above and (iii) a vacation payout of $38,075 and a lump sum payout of $36,500 for health and long-term disability and benefits.

GRANTS OF PLAN-BASED AWARDS

The following table provides information related to non-equity and equity-based awards made to the Named Executive Officers for the 2006 fiscal year:

Name and Principal Position	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(7)	All Other Option Awards: Number of Securities Underlying Options(1) (#)	Exercise or Base Price of Option Awards ($/Sh)
		Threshold ($)	Target ($)	Maximum ($)	Threshold #	Target #	Maximum #

R. David Russell, President	02/26/06							611,575
and Chief Executive Officer(2)	08/10/06								81,000	0.48

Melvyn Williams(3)	02/26/06							239,833
Chief Financial Officer	03/28/06								125,000	0.65
and Senior Vice President – Finance and Corporate Development	08/10/06								27,000	0.48

Richard F. Nanna(4)	02/26/06							251,825
Senior Vice President, Exploration

Donald W. Vagstad(5)	02/26/06							287,800
Vice President, Legal, General Counsel and Secretary

Donald O. Miller(6)	02/26/06							359,750
Vice President of Human Resources and
Administration

Timothy Smith
Vice President and
General Manager –Montana Tunnels Mine

——————

1.

All options were granted under the Corporation’s Stock Option Plan.

2.

In 2006, Mr. Russell’s minimum salary to which he is entitled under his employment agreement was reduced from $320,000 to $255,000, a reduction of 25%. In compensation for this reduction, Mr. Russell was issued common stock of Apollo equivalent to three years reduction in salary ($255,000). On August 10, 2006, Mr. Russell was awarded 81,000 options at a strike price of $0.48 with a term of 10 years. The options vest 50% on the first anniversary of the grant and 50% on the second anniversary. The grant date fair value was $29,457.

3.

In 2006, Mr. Williams’ minimum salary to which he is entitled under his employment agreement was reduced from $200,000 to $150,000, a reduction of 25%. In compensation for this reduction, Mr. Williams was issued common stock of Apollo equivalent to two years reduction in salary ($100,000). On March 28, 2006, Mr. Williams was awarded 125,000 options at a strike price of $0.65 with a term of 10 years. The options vest 50% on the date of the grant and 50% on the first anniversary. The grant date fair value was $58,577. On August 10, 2006, Mr. Williams was awarded 27,000 options at a strike price of $0.48 with a term of 10 years. The options vest 50% on the first anniversary of the grant and 50% on the second anniversary. The grant date fair value was $9,819.

4.

In 2006, Mr. Nanna’s minimum salary to which he is entitled under his employment agreement was reduced from $185,000 to $150,000, a reduction of 19%. In compensation for this reduction, Mr. Nanna was issued common stock of Apollo equivalent to three years reduction in salary ($105,000).

5.

On January 23, 2006, Mr. Vagstad resigned from his position as Vice President – Legal, General Counsel and Secretary of the Corporation effective February 18, 2006. Pursuant to a Severance Agreement between the Corporation and Mr. Vagstad, Mr. Vagstad received severance comprised of, among other things, 287,800 Common Shares issued on February 28, 2006 at an issue price of Cdn$0.48 resulting in an aggregate value of $120,000.

6.

On January 23, 2006, Mr. Miller resigned from his position as Vice President of Human Resources and Administration of the Corporation effective February 18, 2006. Pursuant to a Severance Agreement between the

Corporation and Mr. Miller, Mr. Miller received severance comprised of, among other things, 359,750 Common Shares issued on February 28, 2006 at an issue price of Cdn$0.48 resulting in an aggregate value of $150,000.

7.

The fair value of each option granted is estimated at the time of grant using the Black-Scholes option-pricing model with weighted average assumptions for grants as follows:

	2006	2005	2004

Risk-free interest rate	4.1%	3.7%	3.1%
Dividend yield	0%	0%	0%
Volatility	89%	73%	57%
Expected life in years	6	5	5
Weighted average grant-date fair value of stock options	$0.40	$0.36	$0.91

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information related to any equity-based awards outstanding as of December 31, 2006 for the Named Executive Officers:

	Option Awards					Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

R. David Russell	425,423			0.80	6/25/2007
President and	250,000			2.24	2/18/2013
Chief Executive Officer(1)	125,000	125,000		0.65	3/10/2015
		81,000		0.48	8/10/2016

Melvyn Williams	200,000			2.05	3/10/2014
Chief Financial Officer and	62,500	62,500		0.65	3/10/2015
Senior Vice President –	62,500	62,500		0.65	3/28/2016
Finance and Corporate Development(2)		27,000		0.48	8/10/2016

Richard F. Nanna	444,866			0.80	6/25/2007
Senior Vice President,	200,000			2.24	2/18/2013
Exploration(3)	125,000	125,000		0.65	3/10/2015

Donald W. Vagstad
Vice President, Legal,
General Counsel and Secretary

Donald O. Miller
Vice President of Human
Resources and Administration

Timothy G. Smith	60,000			2.05	3/10/2014
General Manager –	62,500	62,500		0.65	3/10/2015
Montana Tunnels Mine(4)	30,000	30,000		0.23	12/12/2015

——————

(1) R. David Russell – The 125,000 unexercisable options with a strike price of $0.65 vested on March 10, 2007 and the 81,000 unexercisable options with a strike price of $0.48 will vest 50% on August 10, 2007 and 50% on August 10, 2008.

(2) Melvyn Williams – The 62,500 unexercisable options with an expiration date of March 10, 2015 vested on March 10, 2007 and the 62,500 unexercisable options with an expiration date of March 28, 2016 vested on March 28, 2007. The 27,000 unexercisable options with a strike price of $0.48 will vest 50% on August 10, 2007 and 50% on August 10, 2008.

(3) Richard F. Nanna – The 125,000 unexercisable options with a strike price of $0.65 vested on March 10, 2007.

(4) Timothy G. Smith – The 30,000 unexercisable options with a strike price of $0.23 will vest on December 12, 2007 and the 62,500 unexercisable options with an expiration date of March 10, 2015 vested on March 10, 2007.

OPTION EXERCISES AND STOCK VESTED

The following table provides information related to stock options exercised by the Named Executive Officers and restricted stock that become vested during the 2006 fiscal year for the Named Executive Officers:

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

R. David Russell
President and Chief Executive Officer	0		0

Melvyn Williams
Chief Financial Officer and Senior Vice President	0		0
– Finance and Corporate Development

Richard F. Nanna
Senior Vice President, Exploration	0		0

Donald W. Vagstad
Vice President, Legal, General Counsel and Secretary	0		0

Donald O. Miller
Vice President of Human Resources and Administration	0		0

Timothy G. Smith
Vice President and General Manager – Montana Tunnels Mine	0		0

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

As noted under “Compensation Discussion and Analysis – Employment Agreements” on page 19 of this Circular, the Corporation has entered into employment agreements with the following Named Executive Officers: R. David Russell, Melvyn Williams, Richard F. Nanna and Timothy G. Smith. These employment agreements provide for payments and other benefits if the Named Executive Officer is terminated under the circumstances specified in the employment agreements following a “change of control” as defined in such employment agreements. Described below are the terms of such payments and estimates regarding the amounts for each of the Named Executive Officers.

R. David Russell. In the event of the termination of his employment without cause or upon a change of control of the Corporation (defined as a change in the beneficial ownership of 20% or more of the issued and outstanding shares of the Corporation), (i) Mr. Russell will be entitled to receive severance equal to 36 months of his base salary, 50% of the bonus entitlement for the 36 month period, and any other compensation/benefits to which he would otherwise have been entitled during such 36 month period, (ii) all such severance shall be calculated on a grossed-up basis for all taxes and (iii) any options granted to Mr. Russell shall immediately vest.

Salary	$765,000	Lump sum
Bonus	382,500	Lump sum
Health care benefits	40,000	3 years duration
Vehicle	45,000	3 years duration
Sports Club	15,000	3 years duration
Gross up for taxes	1,017,000	Lump sum
Total	$2,264,500

Melvyn Williams. Mr. Williams’ employment agreement provides that, in the event of the termination of his employment without cause or upon a change of control of the Corporation (defined as the occurrence, within a single transaction or series of related transactions occurring within the same 12-month period, of a change in the identity of persons who individually or collectively hold rights to elect, or to approve the election of, a majority of the members of the board of directors, including, without limitation, transactions consisting of one or more sales or other transfers of assets or equity securities, mergers, consolidations, amalgamations, reorganizations, or any similar transactions), (i) Mr. Williams will be entitled to receive severance equal to 24 months of his base salary, 50% of the bonus entitlement for the 24 month period, and any other compensation/benefits to which he would otherwise have been entitled during such 24 month period, (ii) all of such severance shall be calculated on a grossed-up basis for all taxes and (iii) any options granted to Mr. Williams shall immediately vest.

Salary	$300,000	Lump sum
Bonus	150,000	Lump sum
Health care benefits	30,000	2 years duration
Vehicle	20,000	2 years duration
Gross up for taxes	368,000	Lump sum
Total	$868,000

Richard F. Nanna. Mr. Nanna’s employment agreement provides that, in the event of the termination of his employment without cause or upon a change of control of the Corporation (defined as a change in the beneficial ownership of 20% or more of the issued and outstanding shares of the Corporation), (i) Mr. Nanna will be entitled to receive severance equal to 36 months of his base salary, 50% of the bonus entitlement for the 36 month period, and any other compensation/benefits to which he would otherwise have been entitled during such 36 month period, (ii) all of such severance shall be calculated on a grossed-up basis for all taxes and (iii) any options granted to Mr. Nanna shall immediately vest.

Salary	$450,000	Lump sum
Bonus	225,000	Lump sum
Health care benefits	40,000	3 years duration
Vehicle	45,000	3 years duration
Sports Club	15,000	3 years duration
Gross up for taxes	585,000	Lump sum
Total	$1,360,000

Timothy G. Smith. Mr. Smith’s employment agreement provides that, in the event of the termination of his employment without cause or upon a change of control of the Corporation (defined as the occurrence, within a single transaction or series of related transactions occurring within the same 12-month period, of a change in the identity of persons who individually or collectively hold rights to elect, or to approve the election of, a majority of the members of the board of directors, including, without limitation, transactions consisting of one or more sales or other transfers of assets or equity securities, mergers, consolidations, amalgamations, reorganizations, or any similar transactions), Mr. Smith will be entitled to receive severance equal to 15 months of his base salary and benefits to which he would otherwise have been entitled for a period of 12 months.

Salary	$168,750	Lump sum
Health care benefits	20,000	1 year duration
Vehicle	10,000	1 year duration
Total	$198,750

INDEBTEDNESS OF DIRECTORS AND OFFICERS

No director or officer of the Corporation, and no associate of any director or officer of the Corporation, was indebted to the Corporation at any time during the year ended December 31, 2006.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about the Corporation’s Common Shares that may be issued upon the exercise of options or warrants under all of the Corporation’s existing equity compensation plans as of December 31, 2006, including the Stock Option Plan and the Plan of Arrangement Stock Option Plan.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options (#)	(b) Weighted- Average Exercise Price of Outstanding Options ($)	(c) Number of Securities remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a) (#)

Equity compensation plans approved by security holders:

Stock Option Plan	3,052,900	$1.06	9,086,686
Plan of Arrangement Stock Option Plan	1,230,852	$0.80	0

Equity compensation plans not approved by security holders	0	N/A	0

Total	4,283,752	$0.99	9,086,686

DIRECTORS’ AND OFFICERS’ INSURANCE

The Corporation has directors’ liability insurance for the directors and officers of the Corporation and its subsidiaries. The aggregate annual premium is $143,000. The annual insurance coverage under the applicable policy is limited to $5,000,000 per policy year with an additional $5,000,000 excess coverage per year.

There is a $150,000 deductible provision for securities claims and $100,000 deductible provision for all other claims made by the Corporation. The limit does not apply to claims by any director or officer.

INTEREST OF INSIDERS AND OTHERS IN MATERIAL TRANSACTIONS

Related Party Transactions

Except as set forth hereafter and in the employment agreements and stock option grants described elsewhere in this Circular, no director, senior officer or associate of a director or senior officer nor, to the best knowledge of the directors or senior officers of the Corporation after having made reasonable inquiry, any person or company who beneficially owns, directly or indirectly, voting securities of the Corporation carrying more than five (5%) percent of the voting rights attached to any class of voting securities of the Corporation outstanding at the date hereof, or any associate or affiliate thereof, has any interest in any material contracts to which the Corporation is a party.

On June 3, 2005, the Corporation completed a private placement to Jipangu Inc. (“Jipangu”), a beneficial owner of more than five percent (5%) of the Corporation’s Common Shares, of 10,000,000 Common Shares at Cdn$0.40 per share (the “Initial Private Placement”) and agreed to file a resale registration statement for such shares pursuant to a registration rights agreement (the “First Registration Rights Agreement”).

On October 17, 2005, the Corporation and Apollo Gold, Inc., a Delaware corporation and wholly owned subsidiary of the Corporation (“Seller”), entered into a Stock Purchase Agreement (the “SPA”) with Jipangu and Jipangu International Inc., a Delaware corporation and a wholly owned subsidiary of Jipangu (“Buyer”), for the sale by the Seller of all of the outstanding shares of each of Florida Canyon Mining, Inc., a Delaware corporation, Standard Gold Mining, Inc., a Delaware corporation, and Apollo Gold Exploration, Inc., a Delaware corporation (collectively, the “Nevada Subsidiaries”), to the Buyer for $14.0 million. The purchase price was the result of negotiations between the parties based in part on discounted estimates of future cash flow of the Nevada Subsidiaries and the terms and conditions of the related agreements. On November 18, 2005, the parties closed the purchase and sale of the Nevada Subsidiaries.

In addition, in connection with the sale of the Nevada Subsidiaries, the Corporation and Jipangu entered into a Subscription Agreement on October 17, 2005 (the “Subscription Agreement”) for a $3.5 million private placement (the “Second Private Placement”) under which Jipangu would purchase up to 11,650,000 units priced at Cdn$0.35 per unit, with each unit consisting of one common share of the Corporation and 0.17167 of a warrant (for a total of up to 2,000,000 warrants), with each whole warrant exercisable for two years at Cdn$0.39 for one common share of the Corporation. The Corporation and Jipangu also entered into a Registration Rights Agreement on October 17, 2005 (the “Second Registration Rights Agreement”), pursuant to which the Corporation agreed to file a resale registration statement for the common shares and the common shares issuable upon exercise of the warrants issued pursuant to the Subscription Agreement.

Also, on October 17, 2005, pursuant to the SPA, Jipangu advanced the Corporation $2.5 million and the Corporation issued Jipangu a $2.5 million promissory note due June 1, 2006 (the “Note”). The Note was paid off in connection with the closing of the sale of the Nevada Subsidiaries.

On January 25, 2006, the Corporation and Jipangu entered into Amendment No. 1 to the First Registration Rights Agreement (the “Amendment to First Registration Rights Agreement”). Pursuant to the Amendment to First Registration Rights Agreement, the Corporation agreed to file a resale registration statement for the 10,000,000 Common Shares issued to Jipangu in connection with the Initial Private Placement no later than February 15, 2006.

In addition, on January 25, 2006, the Corporation and Jipangu entered into Amendment No. 1 to the Second Registration Rights Agreement (the “Amendment to Second Registration Rights Agreement”). The Amendment to Second Registration Rights Agreement had an effective date of December 31, 2005. Pursuant to the Amendment to Second Registration Rights Agreement, the Corporation agreed to file a resale registration statement for the 11,650,000 Common Shares and the 2,000,000 Common Shares issuable upon exercise of the warrants issued in connection with the Second Private Placement no later than February 15, 2006.

On January 26, 2006, the Corporation and Jipangu completed the Second Private Placement.

On February 23, 2007, the Corporation completed a private placement of $8,580,000 aggregate principal amount of convertible debentures (the “Debentures”). One of the purchasers in the private placement was RAB Special Situations (Master) Fund Limited, a beneficial owner of more than five percent (5%) of the Corporation’s Common Shares.

In connection with the placement of Debentures, the Corporation entered into Subscription Agreements with the purchasers thereof, including RAB Special Situations (Master) Fund Limited, pursuant to which the Corporation agreed to sell $8,580,000 aggregate principal amount of Debentures. Each $1,000 principal amount of Debentures is convertible at the option of the purchaser thereof into 2,000 Common Shares, at any time until they mature. The Corporation has the option to force conversion of the Debentures under certain circumstances.

The terms of the Debentures are summarized below:

•

Maturity: The Debentures will mature on February 23, 2009.

•

Interest Payments: The Debentures accrue interest at the rate of 12% per annum for the first year following the closing and 18% thereafter, and will be payable in cash on the first anniversary of the closing date and on the maturity date.

•

Conversion: The Debentures are convertible into the Corporation’s Common Shares at the election of the holder at $0.50 per common share at any time prior to the maturity of the Debenture.

•

Forced Conversion: The Corporation has the option to force conversion of the Debentures under the following circumstances: (1) at any time after September 24, 2007 and prior to the maturity date if the 20-day weighted average trading price of the Corporation’s common shares equals or exceeds $0.90 (if the Corporation forces conversion in this circumstance prior to the first anniversary of the issuance of the Debentures, the Corporation will be required to pay interest for the full first year after which no further payments will be required; if the Corporation forces conversion after the one year anniversary, there will be no additional payment beyond the normal course interest amount outstanding) and (2) in the event of a change of control of the Corporation.

•

Payment at Maturity: Prior to maturity, the holder will have the option to convert the Debentures into Common Shares at a price of $0.50 per share (subject to adjustment upon the occurrence of stock splits, stock dividends and similar events).

•

Events of Default: If there is an event of default under the Debentures, 100% of the principal amount of the Debentures, plus accrued and unpaid interest, if any, automatically becomes due and payable. Events of default include (i) default in the Corporation’s obligation to pay when due principal, interest or any other amount payable under the Debentures, (ii) certain events of bankruptcy, insolvency or reorganization with respect to the Corporation or any of its subsidiaries, and (iii) if the Corporation or any of its subsidiaries takes any corporate proceedings for dissolution, liquidation or amalgamation.

Each $1,000 principal amount of Debentures includes 2,000 common share purchase warrants (the “Purchase Warrants”). Each Purchase Warrant entitles the holder to purchase one of the Corporation’s Common Shares at an exercise price of $0.50 per share (subject to adjustment) for a two-year period from the closing date of the offering.

Each of the holders of the Debentures (including RAB Special Situations (Master) Fund Limited) is a party to a Registration Rights Agreement with the Corporation (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, the Common Shares underlying the Debentures and the Purchase Warrants are required to be registered for resale on a registration statement to be filed with the U.S. Securities and Exchange Commission.

In 2006, the Corporation paid $14,000 for consulting services to Surradial, an entity owned by the brother of R. David Russell, the President and Chief Executive Officer of the Corporation. In 2006, the Corporation paid Fogler, Rubinoff LLP and McMillan Binch Mendelsohn LLP, collectively, $118,000, in respect of legal services provided to the Corporation. Mr. Hobart, a director and assistant secretary of the Corporation, is a partner at Fogler, Rubinoff LLP and Mr. Vaughan, a director of the Corporation, was a partner at McMillan Binch Mendelsohn LLP.

Policy Regarding Related Party Transactions

The Corporation or one of its subsidiaries may occasionally enter into transactions with certain “related persons.” Related persons include the Corporation’s executive officers, directors, 5% or more beneficial owners of the Corporation’s Common Shares, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. We refer to transactions with these related persons as “related party transactions.” All related party transactions may only be consummated or continue if

•

the audit committee shall have approved or ratified such transaction and if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with unrelated third parties;

•

the transaction is approved by the disinterested members of the board of directors; or

•

the transaction involves compensation approved by the Corporation’s compensation committee.

The Corporation’s policy regarding related party transactions is evidenced by a written policy which was adopted by the board of directors. All of the related party transactions described under the heading “Interests of Insiders and Others in Material Transactions – Related Party Transactions” of this Circular have been approved pursuant to these policies and procedures.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Corporation’s officers and directors, and persons who own more than 10% of the Corporation’s Common Shares, to file reports of ownership and changes of ownership of such securities with the United States Securities and Exchange Commission. Based on a review of the Corporation’s records, management believes that all filing requirements applicable to the Corporation’s officers, directors and holders of more than 10% of the Corporation’s Common Shares were complied with during the 2006 fiscal year.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person who was a director or senior officer of the Corporation at any time since the beginning of the Corporation’s last completed financial year, no person who is a proposed nominee for election as a director of the Corporation and no associate or affiliate of any such director, senior officer or proposed nominee has any material interest, direct or indirect, in any matter to be acted upon at the Meeting other than the election of directors.

PARTICULARS OF MATTERS TO BE ACTED UPON

Financial Statements

The shareholders will receive and consider the audited consolidated financial statements of the Corporation for the fiscal year ended December 31, 2006, together with the auditor’s report thereon.

Proposal #1 – Election of Directors

Management of the Corporation has nominated seven persons for election to the board of directors, each of which has been a member of the board of directors as of the dates indicated below. Management does not contemplate that any of the nominees will be unable to serve as a director. However, if a nominee should be unable to so serve for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee in their discretion. Each director elected will hold office until the next annual meeting or until his successor is appointed, unless his office is earlier vacated in accordance with the Business Corporations Act (Yukon), and the by-laws of the Corporation. The persons named in the enclosed form of proxy intend to vote for the election of all of the nominees whose names are set forth below.

The election of the directors nominated must be approved by a majority of the votes cast at the Meeting.

The following table and the notes thereto state the names of all persons proposed to be nominated for election as directors, all other positions or offices with the Corporation and its subsidiaries now held by them, their principal occupations or employment, the year in which they became directors of the Corporation, the approximate number of

Common Shares beneficially owned, directly or indirectly, by each of them, or over which they exert control or direction as of April 16, 2007.

Name and Municipality of Residence	Present Principal Occupation	Year First Became Director(1)	Common Shares Beneficially Owned, Directly or Indirectly, or Controlled or Directed(2)		Age

Robert W. Babensee(3)(4)(6) Etobicoke, Ontario	Retired Chief Financial Officer	2005	30,000		66

G. Michael Hobart(6) Toronto, Ontario	Partner, Fogler, Rubinoff LLP, a law firm	2002	1,000		48

Marvin K. Kaiser(3)(5) Mayfield, Kentucky	Retired Business Executive	2006	Nil		65

David W. Peat(3)(4) Fernandina Beach, Florida	Vice President and Chief Financial Officer of Frontera Copper Corporation	2006	Nil		54

R. David Russell(5) Aurora, Colorado	President and Chief Executive Officer of the Corporation	2002	1,636,100	(6)(7)	50

Charles E. Stott(4)(5) Evergreen, Colorado	Independent Mining Consultant	2002	2,000		73

W. S. (Steve) Vaughan(6) Toronto, Ontario	Partner, Heenan Blaikie LLP, a law firm	2002	Nil		69

——————

(1)

Each director will serve for a one-year term.

(2)

Information regarding Common Shares held does not include Common Shares issuable upon the exercise of options, warrants or other convertible securities of the Corporation.

(3)

A current member of the Audit Committee.

(4)

A current member of the Compensation Committee.

(5)

A current member of the Technical Committee.

(6)

A current member of the Nominating Committee.

(7)

Includes 100 Common Shares that are held indirectly by Mr. Russell for the benefit of his minor child.

The principal occupation for the past five years for each of the nominees is set forth below.

Robert W. Babensee

Mr. Babensee was as a partner of the national accounting firm BDO Dunwoody LLP from 1984 to 2004, where he practiced as an assurance specialist. From February 2005 until July 2006 Mr. Babensee was the Chief Financial Officer of Golden China Resources Corporation, which is a TSX Venture Exchange listed natural resource company whose operating focus is in Asia. Mr. Babensee has been a member of the Institute of Chartered Accountants of Ontario since 1968.

G. Michael Hobart

Mr. Hobart is a partner at the Toronto, Ontario office of Fogler, Rubinoff LLP, a law firm, where he has practiced corporate and securities law since September 2002. Prior thereto he was a partner of Aylesworth Thompson Phelan O’Brien LLP, a law firm, from 1998 to 2002. He earned a B.A. at McGill University (1982) and a LL.B. at the University of New Brunswick (1985). He has held directorships and senior officer positions with several junior mineral exploration companies in Canada. Mr. Hobart was called to the Ontario Bar in 1987 and is a member of the Canadian Bar Association. Mr. Hobart also serves as assistant secretary of the Corporation.

Marvin K. Kaiser

Mr. Kaiser was the Executive Vice President and Chief Administrative Officer of The Doe Run Company, an international natural resource company focused on the mining, smelting, recycling and fabrication of metals, from December 1993 to February 2006. Prior thereto, he was the Chief Financial Officer of Amax Gold Inc., an NYSE listed company, from 1989 to 1993. Mr. Kaiser also serves as a director of Constellation Copper Corporation and New West Gold Corporation. Mr. Kaiser earned a Bachelor of Science, Accounting, in 1963 from Southern Illinois University. He has served on the School of Accountancy Advisory Board at Southern Illinois University since 1988, including serving as the Chair for the last three years.

David W. Peat

Mr. Peat is the Vice President and Chief Financial Officer of Frontera Copper Corporation, a Toronto Exchange listed natural resource company with a mine in Mexico. From 2002 through 2004, Mr. Peat served as Vice President and Global Controller for Newmont Mining Corporation, a gold mining company. From 1999 through 2002, Mr. Peat served as Vice President, Finance, and Chief Financial Officer for Homestake Mining Company, a gold mining company. Mr. Peat has been a member of the Institute of Chartered Accountants of Ontario since 1978. Mr. Peat earned a Bachelor of Commerce, Honors Business Administration in 1976, and a Bachelor of Arts, Economics in 1975.

R. David Russell

Mr. Russell is a director of the Corporation and has served as the Corporation’s President and Chief Executive Officer since June 2002. Mr. Russell was a founder of Nevoro Gold Corporation in January 2002, the predecessor of Apollo Gold Corporation, and served as its President from February 2002 through June 2002. Mr. Russell was an independent mining consultant from 1999 to 2002. Mr. Russell also serves as a director of Idaho General Mines. Mr. Russell received his mining engineering degree from Montana Tech.

Charles E. Stott

Mr. Stott has been since 1995 an independent mining consultant with T.P. McNulty and Associates which provides consulting services to the mineral, metal and chemical industries. Since 2002 he has also served as a member of the board of directors of Hazen Research, Inc. Mr. Stott was a director of Getchell Gold Corporation from 1996 to 1999. He was President and Chief Executive Officer of Gold Capital Corporation from 1994 to 1995 and was President and Chief Executive Officer of Horizon Resources Corporation from 1990 to 1993. Mr. Stott served as President and Chief Executive Officer of Amax Gold Inc. from 1986 to 1989.

W.S. (Steve) Vaughan

Steve Vaughan is a partner in the Business Law Group with Heenan Blaikie LLP, a law firm based in Toronto, focusing on the natural resources industry, particularly mining. From 2002 until February 2007 Mr. Vaughan was a partner of McMillan Binch Mendelsohn. Prior thereto he was a partner of Aird & Berlis LLP, a law firm, from 1974 until February 2002. He has a B.Sc. and a M.Sc. degree in geology as well as a law degree and has worked in or been closely associated with all facets of the mineral exploration, mine finance and securities industries since 1955. Mr. Vaughan is a director and member of the Securities Committee of the Prospectors and Developers Association of Canada. Mr. Vaughan also serves as a director of Algoma Central Corporation, Consolidated Tanager Limited, Golden China Inc., Platte River Gold Inc., and Western Troy Capital Resources Inc.

Proposal #2 – Appointment of Auditors

The board of directors recommends the re-appointment of Deloitte & Touche LLP, Chartered Accountants, of Vancouver, British Columbia, the present independent auditors, as the auditors of the Corporation to hold office until the close of the next annual meeting of the shareholders. Deloitte & Touche LLP has served as the Corporation’s independent auditors continuously since 2002. Deloitte & Touche LLP will not attend this Meeting.

The following table shows the aggregate fees billed to the Corporation for professional services by Deloitte & Touche LLP for fiscal years 2006 and 2005 (in Cdn$):

	Fiscal 2006	Fiscal 2005

Audit Fees	$362,000	$691,000
Audit-Related Fees	$38,000	$182,500
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$400,000	$873,500

Audit Fees. This category includes the aggregate fees billed for professional services rendered for the audits of the Corporation’s consolidated financial statements for fiscal years 2006 and 2005, for the reviews of the financial statements included in the Corporation’s quarterly reports on Form 10-Q during fiscal 2006 and 2005, and for other services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees. This category includes the aggregate fees billed in each of the last two fiscal years for assurance and related services by the independent auditors that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees,” and generally consist of fees for other engagements under professional auditing standards, accounting and reporting consultations, internal control-related matters, and audits of employee benefit plans.

Tax Fees. This category includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by the independent auditors for tax compliance, tax planning and tax advice. Of these amounts, $0 was related to tax compliance services for review of federal and state tax returns for both 2006 and 2005.

All Other Fees. This category includes the aggregate fees billed in each of the last two fiscal years for products and services provided by the independent auditors, other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

In the past, the board of directors has reviewed and approved the fees to be paid to the auditors. Such fees have been based upon the complexity of the matters in question and the time incurred by the auditors. Management believes that the fees negotiated in the past with the auditors of the Corporation were reasonable in the circumstances and would be comparable to fees charged by other auditors providing similar services.

As discussed in the “Report of the Audit Committee” in this Circular, the Audit Committee has reviewed and considered whether the provision of services other than audit services is compatible with maintaining the auditors’ independence. Commencing in 2003, the Audit Committee considered and pre-approved expenditure limits for the Corporation’s auditors and reviewed and pre-approved the provision of non-audit services by the Corporation’s auditors to ensure they are consistent with maintaining the auditor’s independence.

It is intended that on any ballot that may be called relating to the appointment of auditors, the shares represented by proxies in favor of the management nominees will be voted in favor of the appointment of Deloitte & Touche LLP as auditors of the Corporation and the resolution authorizing the directors to fix remuneration of the auditors, unless a shareholder has specified in his proxy that his shares are to be withheld from voting on the appointment of auditors.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services and Independent Auditors

The Audit Committee has established a policy requiring pre-approval of all audit engagement letters and fees for all auditing services (including providing comfort letters in connection with securities underwritings) and all permissible non-audit services performed by the independent auditors. Such services may be approved at a meeting of the Audit Committee or by the Chairman of the Audit Committee, provided that the Chairman presents any such pre-approvals to the Audit Committee at each of its scheduled meetings.

Proposal #3 – Shareholders Rights Plan

Shareholders will be asked at the Meeting to consider and, if thought advisable, pass a resolution (the “Rights Plan Resolution”), the text of which is set out below to approve, ratify and confirm the adoption of the shareholder rights plan agreement (the “Rights Plan”) dated as of January 17, 2007 between the Corporation and CIBC Mellon Trust Company. The Rights Plan has been adopted to ensure the fair treatment of shareholders in connection with any take-over bid for Common Shares of the Corporation. The Rights Plan is not intended to prevent take-over bids that treat shareholders fairly. The Rights Plan is not being adopted in response to any proposal to acquire control of the Corporation. The Rights Plan does not reduce the statutory duty of the board of directors to act honestly, in good faith and in the best interests of the Corporation and its shareholders, and to consider on that basis any offer made, nor does the Rights Plan alter the proxy mechanisms to change the board of directors, create dilution on the initial issue of the rights or change the way in which Common Shares trade.

Background and Purpose of the Rights Plan

The primary objective of the Rights Plan is to (a) provide shareholders with adequate time to properly assess a take-over bid without undue pressure and (b) provide the board of directors with more time to fully consider an unsolicited take-over bid, and, if applicable, to explore other alternatives to maximize shareholder value. The Rights Plan encourages a potential acquirer to proceed either by way of a Permitted Bid (as defined in the Rights Plan), which requires the takeover bid to satisfy certain minimum standards designed to promote fairness, or with the concurrence of the board of directors.

In adopting the Rights Plan, the board of directors considered the legislative framework in Canada governing takeover bids. Under provincial securities legislation, a takeover bid generally means an offer to acquire voting or equity shares of a person or persons, where the shares subject to the offer to acquire, together with shares already owned by the bidder and certain related parties thereto, aggregate 20% or more of the outstanding shares of a corporation.

The existing legislative framework for takeover bids in Canada would raise the following concerns for the Corporation’s shareholders:

Time

Current legislation permits a takeover bid to expire 35 days after it is initiated. The board of directors does not believe that this is sufficient time to permit shareholders to consider a takeover bid and make a reasoned and unhurried decision or for other more favorable alternatives to be explored and developed.

Pressure to Tender

A shareholder may feel compelled to tender to a takeover bid which the shareholder considers to be inadequate out of a concern that in failing to do so, the shareholder may be left with illiquid or minority discounted Common Shares. This is particularly so in the case of a partial takeover bid for less than all of the Common Shares, where the bidder wishes to obtain a control position but does not wish to acquire all of the Common Shares. The Rights Plan provides shareholders with a tender approval mechanism, which is intended to ensure that shareholders can separate the decision to tender from the approval or disapproval of a particular takeover bid.

Unequal Treatment

While existing Canadian provincial securities legislation substantially addresses many concerns in this regard, there remains the possibility that control of the Corporation may be acquired pursuant to a private agreement in which one or a small group of shareholders dispose of Common Shares at a premium to market price which premium is not shared with the other shareholders. In addition, a person may slowly accumulate Common Shares through stock exchange acquisitions, which may result, over time, in an acquisition of control without payment of fair value for control or a fair sharing of a control premium among all shareholders.

Terms of the Rights Plan

The material terms of the Rights Plan are summarized below. This summary is qualified in its entirety by reference to the actual provisions of the Rights Plan, a copy of which is available to shareholders upon request and will be available at the Meeting.

Issue of Rights

The Corporation issued one right (a “Right”) in respect of each common share outstanding at 5:00 p.m. (Toronto time) on January 17, 2007 (the “Record Time”). The Corporation will issue Rights on the same basis for each common share issued after the Record Time but prior to the earlier of the Separation Time and the Expiration Time (both defined below).

Rights Certificates and Transferability

Before the Separation Time, the Rights will be evidenced by certificates for the common shares which are not transferable separate from the common shares. From and after the Separation Time, the Rights will be evidenced by separate Rights Certificates which will be transferable separate from and independent of the common shares.

Exercise of Rights

Rights are not exercisable before the Separation Time. After the Separation Time and before the Expiration Time, each Right entitles the holder to acquire one common share for the Exercise Price of $100 (subject to certain antidilution adjustments). This Exercise Price is expected to be in excess of the estimated maximum value of the common shares during the term of the Rights Plan. Upon the occurrence of a Flip-In Event (defined below) prior to the Expiration Time (defined below), each Right (other than any Right held by an “Acquiring Person,” (defined below) which will become null and void as a result of such Flip-In Event) may be exercised to purchase that number of common shares which have an aggregate Market Price equal to twice the Exercise Price of the Rights for a price equal to the Exercise Price. Effectively, this means a shareholder of the Corporation (other than the Acquiring Person) can acquire additional common shares from treasury at half their Market Price.

Acquiring Person

Subject to certain exceptions, an Acquiring Person is a person who is the Beneficial Owner (defined below) of 20% or more of the outstanding common shares.

Beneficial Ownership

A person is a Beneficial Owner if such person or its affiliates or associates or any other person acting jointly or in concert owns the securities in law or equity, or has the right to acquire (immediately or within 60 days) the securities upon the exercise of any convertible securities or pursuant to any agreement, arrangement or understanding.

However, a person is not a Beneficial Owner under the Rights Plan where:

(a)

the securities have been deposited or tendered pursuant to a takeover bid, unless those securities have been taken up or paid for; or

(b)

such person (including a fund manager, trust company, pension fund administrator, trustee or nondiscretionary client accounts of registered brokers or dealers) is engaged in the management of mutual funds or investment funds for others, as long as that person:

(i)

holds those common shares in the ordinary course of its business for the account of others;

(ii)

is not making a take-over bid or acting jointly or in concert with a person who is making a takeover bid; or

(iii)

such person is a registered holder of securities as a result of carrying on the business of or acting as a nominee of a securities depository.

Separation Time

Separation Time occurs on the eighth trading day after the earlier of:

(a)

the first date of public announcement that a person has become an Acquiring Person; and

(b)

the date of the commencement or announcement of the intent of a person to commence a take-over bid (other than a Permitted Bid or a Competing Permitted Bid) or such later date as determined by the board of directors.

Expiration Time

Expiration Time occurs on the date being the earlier of:

(c)

the time at which the right to exercise Rights is terminated under the terms of the Rights Plan; and

(d)

the fifth anniversary of the date of the Rights Plan.

Flip-In Event

A Flip-In Event occurs when a person becomes an Acquiring Person provided the Flip-In Event is deemed to occur at the close of business on the tenth day (or such earlier date as determined by the board of directors) after the Share Acquisition Date (as defined in the Rights Plan). Upon the occurrence of a Flip-In Event, any Rights that are beneficially owned by an Acquiring Person or any of its related parties to whom the Acquiring Person has transferred its Rights will become null and void as a result of which the Acquiring Person’s investment in the Corporation will be greatly diluted if a substantial portion of the Rights are exercised after a Flip-In Event occurs.

Permitted Bid

A Permitted Bid is a take-over bid made by a person (the “Offeror”) pursuant to a take-over bid circular that complies with the following conditions:

(e)

the bid is made to all registered holders of common shares (other than common shares held by the Offeror), and for all common shares (other than the common shares held by the Offeror);

(f)

the Offeror agrees that no common shares will be taken up or paid for under the bid for at least 60 days following the commencement of the bid and that no common shares will be taken up or paid for unless at such date more than 50% of the outstanding common shares held by shareholders other than the Offeror and certain related parties have been deposited pursuant to the bid and not withdrawn;

(g)

the Offeror agrees that the common shares may be deposited to and withdrawn from the take-over bid at any time before such common shares are taken up and paid for; and

(h)

if, on the date specified for take-up and payment, the condition in paragraph (b) above is satisfied, the bid shall remain open for an additional period of at least 10 business days to permit the remaining shareholders to tender their common shares

Competing Permitted Bid

A Competing Permitted Bid is a take-over bid that:

(i)

is made while another Permitted Bid is in existence; and

(j)

satisfies all the requirements of a Permitted Bid except that the common shares under a Competing Permitted Bid may be taken up on the later of 35 days after the date of the take-over bid was made and 60 days after the earliest date on which any other Permitted Bid that was then in existence was made.

Redemption of Rights

The Rights may be redeemed by the board of directors at its option with the prior approval of the shareholders at any time before a Flip-In Event occurs at a redemption price of $0.0001 per Right (subject to certain antidilution adjustments). In addition, the Rights will be redeemed automatically in the event of a successful Permitted Bid, Competing Bid or a bid for which the board of directors has waived the operation of the Rights Plan.

Waiver

Before a Flip-In Event occurs, the board of directors may waive the application of the Flip-In provisions of the Rights Plan to any prospective Flip-In Event that would occur by reason of a take-over bid made by a take-over bid circular to all registered holders of common shares. However, if the board of directors waives the Rights Plan with respect to a particular bid, it will be deemed to have waived the Rights Plan with respect to any other takeover bid made by take-over bid circular to all registered holders of common shares before the expiry of that first bid. Other waivers of the “Flip-In” provisions of the Rights Plan will require prior approval of the shareholders of the Corporation. The board of directors may also waive the “Flip-In” provisions of the Rights Plan in respect of any Flip-In Event provided that the board of directors has determined that the Acquiring Person became an Acquiring Person through inadvertence and has reduced its ownership to such a level that it is no longer an Acquiring Person.

Term of the Rights Plan

Unless otherwise terminated, the Rights Plan will expire on January 17, 2012.

Amending Power

Except for minor amendments to correct typographical errors and amendments to maintain the validity of the Rights Plan as a result of a change of law, shareholder or rightsholder approval is required for amendments to the Rights Plan.

Rights Agent

The Rights Agent is CIBC Mellon Trust Company.

Rightsholder not a Shareholder

Until a Right is exercised, the holders thereof as such will have no rights as a shareholder of the Corporation.

The board of directors is requesting shareholders to pass, with or without variation, the following resolution (the “Rights Plan Resolution”):

Be it Resolved That:

(1)

The shareholder rights plan agreement dated January 17, 2007 between the Corporation and CIBC Mellon Trust Company as submitted to this meeting is hereby approved, ratified and confirmed; and

(2)

any one officer or one director of the Corporation is hereby authorized and directed to do and perform all things, including, the execution of documents which may be necessary or desirable to give effect to the foregoing resolution.

The directors of the Corporation believe the passing of the Rights Plan Resolution is in the best interests of the Corporation and recommends that the shareholders vote in favor of the resolution.

In order to be approved, the Rights Plan Resolution must be passed by a majority of the votes cast at the Meeting. Proxies received in favor of management will be voted in favor of the Rights Plan Resolution, unless the shareholder has specified in the proxy that his or her Common Shares are to be voted against the resolution.

Proposal #4 – Amendment to Stock Option Plan

The Corporation currently has the Stock Option Plan which has the lesser of (a) 10% of the issued and outstanding Common Shares, from time to time; and (b) 12,139,686 Common Shares reserved for issuance pursuant to the granting of stock options of which 5,905,272 remain outstanding. See the section above entitled “Compensation Discussion & Analysis – Equity Compensation – Stock Option Plan” for further discussion about the Stock Option Plan.

Amendment Provisions

The Stock Option Plan currently has a general amendment provision, allowing the board of directors to suspend, terminate or to make amendments to the Stock Option Plan, subject to TSX and regulatory approval. In the past, such approval has been granted at the discretion of the TSX and the TSX ruled as to whether the proposed amendment was or was not sufficiently material to require shareholder approval.

However, the TSX recently announced that by June 30, 2007, each listed issuer must formulate a detailed amendment provision in its security based compensation arrangements, failing which, all future amendments (no matter how immaterial) would require shareholder approval. The purpose is to more clearly distinguish in security based compensation arrangements between the type of amendments that will require shareholder approval and those which can be made by the board of directors without shareholder approval. All amendments would continue to be subject to any required regulatory review or approval. The Corporation proposes to amend the amendment provision contained in the Stock Option Plan in accordance with this recent TSX rule change.

The Corporation proposes to add an amendment provision to the Stock Option Plan which sets out those circumstances where the board of directors may not, without the approval of the holder’s of the Corporation’s common shares, make amendments to the Stock Option Plan. Shareholder approval will be required for the following types of amendments to the Stock Option Plan:

(a)

increase the maximum number of Common Shares issuable under the Stock Option Plan or a change from a fixed maximum number of Common Shares to a fixed maximum percentage of issued and outstanding Common Shares;

(b)

a reduction in the exercise price of outstanding options or a cancellation for the purpose of exchange for reissuance at a lower option price to the same person;

(c)

an extension of the expiry date of an option;

(d)

an expansion of the transferability or assignability of options, other than to permitted assigns or for estate planning or estate settlement purposes.

All other amendments to the Stock Option Plan will not require shareholder approval. Such amendments may for example include, without limitation, amendments related to:

(a)

the provisions of a “housekeeping” or “clerical” nature;

(b)

the vesting provisions of the Stock Option Plan or any option under the Stock Option Plan;

(c)

the early termination provisions of the Stock Option Plan or any option granted under the Stock Option Plan (provided that the change does not entail an extension beyond the original expiry date of such option);

(d)

the addition of any form of financial assistance by the Corporation for the acquisition by all or certain categories of participants, and the subsequent amendment of any such provision which is more favourable to such participants;

(e)

the addition or modification of any cashless exercise feature, payable in cash or Common Shares;

(f)

any adjustments in event of change in structure of capital/change of control;

(g)

any addition to or deletion or alteration of the provisions of the Stock Option Plan that are reasonably necessary to allow participants to receive fair and favourable tax treatment under relevant tax legislation;

(h)

the mechanics of exercise of the options, such as changing the form to be used to give notice of exercise and the person to whom the notice of exercise is to be directed; and

(i)

any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable laws.

Expiry Dates during Blackout Periods

A recent Staff Notice issued by the TSX recognizes that blackout periods imposed by issuers are an example of good corporate governance and that TSX limitations on extensions of option terms were not intended to penalize listed issuers, their insiders and employees who, under their companies’ trading policies and good corporate governance practices, are prohibited from exercising options during blackout periods. As a result, the TSX has provided that issuers may amend their stock option plans to provide a conditional extension to an expiration date that occurs during or immediately after a blackout period; the extension would be permitted for a limited number of days after the end of the blackout period.

The Corporation proposes an amendment to provide that, if the expiry date occurs during a blackout period or within the 10 business days immediately after a blackout period imposed by the Corporation, the expiry date will be automatically extended to the date which is 10 business days after the last day of the blackout period. For purposes of the foregoing, “blackout period” means the period during which trading in securities of the Corporation by insiders of the Corporation is restricted in accordance with the policies of the Corporation.

Increase Number of Options Issuable to “Insiders”

The Stock Option Plan currently contains a number of limits on the number of options that may be issued to “Insiders,” as defined in the Stock Option Plan, including that no more than 750,000 options may be issued to Insiders within any one year period. The Corporation proposes an amendment to provide that no more than 750,000 options may be issued to any individual Insider within any one year period, as opposed to Insiders as a group.

Attached hereto as Schedule “C” is the amended Stock Option Plan.

Shareholder Approval

These amendments to the Stock Option Plan were approved by the board of directors on March 23, 2007, subject to shareholder and regulatory approvals. The TSX has reviewed and approved these proposed additions to the Stock Option Plan. To be effective, the amendments to the Stock Option Plan must be approved by a resolution passed by a majority of the votes cast by shareholders at the Meeting.

The board of directors is requesting shareholders to pass, with or without variation, the following resolution (the “Stock Option Plan Resolution”):

Be it Resolved That:

(1)

The amendments to the Corporation’s Stock Option Plan, to add an amendment provision to the Stock Option Plan to describe amendments which will not require shareholder approval, and to provide for the limited extension of the expiry dates of options and grants where such expiry date occurs within a blackout period or within ten business days immediately following a blackout period imposed by the Corporation, as described in the management information circular of the Corporation dated April 16, 2007, are hereby approved; and

(2)

any one officer or one director of the Corporation is hereby authorized and directed to do and perform all things, including, the execution of documents which may be necessary or desirable to give effect to the foregoing resolution.

The directors of the Corporation believe the passing of the Stock Option Plan Resolution is in the best interests of the Corporation and recommends that the shareholders vote in favor of the resolution.

In order to be approved, the Stock Option Plan Resolution must be passed by a majority of the votes cast at the Meeting. The board of directors has unanimously approved the Stock Option Plan Resolution and recommends that shareholders vote FOR such resolution. Proxies received in favor of management will be voted in favor of the Stock Option Plan Resolution, unless the shareholder has specified in the proxy that his or her Common Shares are to be voted against the resolution.

APPROVAL

The contents and the sending of this Circular have been approved by the directors of the Corporation.

OTHER MATTERS

Management knows of no amendment, variation or other matter to come before the Meeting other than the matters referred to in the Notice. However, if any other matter properly comes before the Meeting, the accompanying proxy will be voted on such matter with the best judgment of the person or persons voting the proxy.

INCORPORATION BY REFERENCE

The reports of the Compensation and Audit Committees shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Exchange Act of 1934, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Shareholder Proposals for Inclusion in Proxy Statement for 2008 Annual Meeting of Shareholders

To be considered for inclusion in the Corporation’s proxy statement for the 2008 annual meeting of shareholders, a shareholder proposal must be received by the Corporation no later than the close of business on February 8, 2008. Shareholder proposals must be sent to the Secretary of the Corporation at the following address: Apollo Gold Corporation, 5655 South Yosemite Street, Suite 200, Greenwood Village, Colorado, 80111-3220. The Corporation will not be required to include in its proxy statement any shareholder proposal that does not meet all the requirements for such inclusion established by applicable law.

Other Shareholder Proposals for Presentation at 2008 Annual Meeting of Shareholders

For any proposal that is not submitted for inclusion in the Corporation’s proxy statement for the 2008 annual meeting of shareholders, but is instead sought to be presented directly at the meeting, the SEC’s rules permit management to vote proxies in its discretion if: (1) the Corporation receives notice of the proposal before the close of business on March 2, 2008, and advises shareholders in the proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) the Corporation does not receive notice of the proposal prior to the close of business on March 2, 2008. Notices of intention to present proposals at the 2008 annual meeting of shareholders should be sent to Secretary of the Corporation at the following address: Apollo Gold Corporation, 5655 South Yosemite Street, Suite 200, Greenwood Village, Colorado, 80111-3220.

ADDITIONAL INFORMATION

Financial information about the Corporation is contained in its comparative financial statements and Management’s Discussion and Analysis for fiscal year ended December 31, 2006, which can be obtained, at no cost to you, by sending a request to

Apollo Gold Corporation
Colorado Executive Offices
5655 South Yosemite Street
Suite 200
Greenwood Village
Colorado, 80111-3220

Attention: Melvyn Williams, Chief Financial Officer

Additional information relating to the Corporation is on SEDAR at www.sedar.com.

DATED at Greenwood Village, Colorado this 16th day of April, 2007.

By Order of the Board of Directors

/s/

R. David Russell
President and
Chief Executive Officer

SCHEDULE “A”

CORPORATE GOVERNANCE PROCEDURES

The Canadian securities regulatory authorities have adopted National Instrument 58-101 “Disclosure of Corporate Governance Practices” (“NI 58-101”), which requires disclosure of the approach of the Corporation to corporate governance, and National Policy 58-201 “Corporate Governance Guidelines” (“NP 58-201”), which provides guidance on corporate governance practices, and in the U.S., the United States Sarbanes-Oxley Act of 2002 as well as the AMEX listing standards and corporate governance requirements (the “AMEX Standards”) require similar disclosure.

OVERVIEW OF CORPORATE GOVERNANCE PRACTICES

Assumption of Responsibilities by the Board of Directors

The board of directors participates fully in assessing and approving strategic plans and prospective decisions proposed by management. In order to ensure that the principal business risks borne by the Corporation are appropriate, the board of directors receives and comments on periodic reports from management of the Corporation’s assessment and management of such risks. The board of directors regularly monitors the financial performance of the Corporation, including receiving and reviewing detailed financial information contained in management reports. The board of directors, directly and through the Audit Committee, assesses the integrity of the Corporation’s internal control and management information systems. In 2003, the board of directors adopted a Disclosure Policy and appointed a Disclosure Policy Officer being an Assistant Secretary of the Corporation, to determine, among other things, the appropriateness and timing of the release of information with respect to developments at the Corporation.

The board of directors regularly receives reports regarding the monitoring of senior management of the Corporation and its subsidiaries. Input is received at both the Compensation Committee and board of directors meetings regarding the performance of senior management. Both the Compensation Committee and the board of directors have specifically assumed responsibility for reviewing the performance of senior management.

The board of directors meets at least four times each calendar year, and more frequently as required. The frequency of meetings, as well as the nature of the agenda items, changes depending on the state of the Corporation’s affairs and in light of opportunities or risks which the Corporation faces from time to time. In 2006, the board of directors held 7 meetings.

Corporate Governance Principles

In 2003, the board of directors formally adopted a set of corporate governance principles. Those principles provide guidelines on board of directors size, independence of board of directors members, nominating and orientation of new directors, retirement and resignation of board of directors members, conduct of board of directors meetings, conflicts of interest, share ownership by directors, compensation review, assessing board of directors and committee performance, interaction with third parties and confidentiality. The principles also require each of the committees of the board of directors to adopt a written charter approved by the board of directors, as well as set out minimum numbers for committee meetings. In addition, in 2004, the board of directors created a Nominating Committee to comply with the AMEX Standards.

Composition of the Board of Directors

NI 58-101 and the AMEX Standards define an “independent director” as a director who is affirmatively determined by the board of directors not to have a material relationship with the listed company that would interfere with the exercise of independent judgment.

NP 58-201 states that the board of directors of every corporation should be constituted with a majority of individuals who qualify as unrelated directors. The AMEX Standards require that each listed company must have a sufficient number of independent directors on its board of directors such that at least a majority of such directors are independent directors subject to the certain exceptions. The board of directors has determined that five of the proposed nominees for director are independent directors. Mr. Hobart is a partner of law firm that provides legal services to the Corporation, and the board of directors has determined that Mr. Hobart is not independent. The other director that is not independent is Mr. Russell, the President and Chief Executive Officer of the Corporation.

The Chairman of the board of directors is Mr. Stott, an independent director. The Chairman’s responsibilities include acting as liaison between the board of directors and the Chief Executive Officer and establishing, in consultation with the Chief Executive Officer and the board of directors, procedures to govern the board of directors’ performance. Further, the Chairman ensures that the board of directors operates independently of management and that directors have an independent leadership contact. As part of his responsibilities, the Chairman is responsible for obtaining peer reviews of the operation of the board of directors to obtain insight as to areas where the board of directors and its committees could be operating more effectively. The Chairman chairs all board of directors meetings including meetings at which only independent directors are present. During their meetings, several committees of the board of directors also hold sessions with only independent directors present.

The board of directors believes that the current size and composition of the board of directors serves the Corporation and its shareholders well. The board of directors believes that all of its directors, including its non-independent directors, make a valuable contribution to the board of directors and the Corporation. As indicated above, a majority of the Corporation’s directors are independent. The non-independent directors possess an extensive knowledge of the Corporation’s business and have extensive business experience, both of which have proven to be beneficial to the other directors, and their participation as directors contribute to the effectiveness of the board of directors. The board of directors also believes that the directors are sensitive to conflicts of interest and excuse themselves from deliberations and voting in appropriate circumstances.

See “Particulars of Matters to be Acted Upon – Election of Directors” for biographies of the nominee directors, which includes details of other boards on which the Corporation’s directors serve.

Committees

The board of directors has four committees: an Audit and Finance Committee, a Compensation Committee, a Technical Committee and a Nominating Committee. The board of directors committees are generally composed of outside directors, a majority of whom are independent directors in accordance with the AMEX Standards. All of the directors on the Compensation Committee and Nominating Committee are independent directors in accordance with NP 58-201. The composition, mandate and certain activities of each committee are set out under “Statement of Corporate Governance Practices – Board Committees” of this Circular.

Position Descriptions

The board of directors has given a mandate to the Compensation Committee to develop position descriptions for senior management. Guidelines have been developed and approved by the board of directors which set out those matters requiring board of directors approval. See above under “Composition of the Board of Directors” for the position description for the Chairman of the board of directors.

Director Orientation and Continuing Education

In accordance with NI 58-101 and NP 58-201, the Corporation has established a process to provide an orientation and education program for new recruits to the board of directors. Such orientation and education program consists of details of the Corporation’s organizational structure, the structure of the board of directors and its committees, compliance requirements for directors, corporate policies and by-laws. They also meet with a number of directors and senior management personnel of the Corporation and its material subsidiaries to learn of the functions and activities of the Corporation. On an ongoing basis, presentations are made to the board of directors on various aspects of the Corporation’s operations.

Board Functioning and Independence

In accordance with the NP 58-201 and the AMEX Standards, the Corporation provides orientation to new recruits to the board of directors. Such orientation consists of orientation sessions with management, a review of prior board of directors activity, receipt of documentation including the Corporation’s articles, by-laws, policies and procedures and personal meetings with directors and management of subsidiaries.

The board of directors has a formal policy that all acquisitions and divestitures of a material nature require the approval of the board of directors. In addition, board of directors policy requires that all major strategic decisions, including any change in the strategic direction of the Corporation, be presented by management to the board of directors for approval. As part of its ongoing activity, the board of directors regularly receives and comments upon reports of management as to the performance of the Corporation’s business and management’s expectations and planned actions in respect thereto.

The board of directors reviews the adequacy and form of the compensation of directors to ensure the compensation realistically reflects the responsibility and risk involved in being an effective director. The board of directors has made it a priority to continue to examine and develop the processes which it follows in its deliberations in order that it will continue to fulfill its mandate.

The board of directors and the Chief Executive Officer engage in regular dialogue regarding the performance of the senior management team, including the Chief Executive Officer, in achieving the Corporation’s strategic objectives as determined by management and the board of directors. As the board of directors has plenary power, any responsibility which is not delegated to management or a board of directors committee remains with the board of directors.

The board of directors conducts in-camera sessions without management present as it deems appropriate and also conducts in-camera sessions to review the recommendations of the Compensation Committee. The Compensation Committee also conducts part of its deliberations without management present. As well, the Audit Committee has a policy to meet annually with the Corporation’s auditors without management present.

The By-laws of the Corporation provide for a system which enables an individual director to engage an outside adviser at the expense of the Corporation in appropriate circumstances. Prior approval of the Audit Committee is required for the retention of such an adviser.

The Corporation has adopted a formal policy that all members of the board of directors are encouraged, but not required, to attend the annual meeting of shareholders of the Corporation. Other than G. Michael Hobart, all board of directors members attended the Corporation’s 2006 annual and special meeting held on May 24, 2006.

Shareholder Communications

The Corporation endeavors to keep all shareholders well informed as to the financial performance of the Corporation, primarily by means of its annual and quarterly reports, and by press releases. The board of directors has specifically adopted a disclosure policy in furtherance of these goals.

Management of the Corporation is receptive to shareholder feedback in any form. It is the policy of the Corporation to receive and respond promptly to shareholder enquiries, while being guided by legal requirements as well as the Corporation’s policies in respect to confidentiality and disclosure. Shareholders wishing to send communications to the board of directors should write to either the Chairman of the board of directors or the Secretary of the Corporation at the following address: Apollo Gold Corporation, 5655 South Yosemite Street, Suite 200, Greenwood Village, Colorado, 80111-3220. All such communication shall state the type and amount of Corporation securities held by the security holder and shall clearly state that the communication is intended to be shared with the board of directors, or if applicable, with a specific committee of the board of directors. The Chairman of the board of directors or the Secretary of the Corporation, as applicable, will forward all such communication to the members of the board of directors or specific committee of the board of directors.

Code of Business Conduct and Ethics

In 2003, the Corporation formally adopted a Code of Business Conduct and Ethics and related policies, which sets high standards for ethical behavior throughout the organization. The Code of Business Conduct and Ethics provides the entire organization with the same frame of reference for dealing with sensitive and complex issues such as conflicts of interest, use of information, confidentiality of personal information, confidentiality of business information, corporate opportunities, use of inside information, fair trading, protection and use of company assets, accounting practices, records retention, compliance with laws, rules and regulations, and duty to report and consequences.

In addition, in 2004 the Corporation formally adopted a Code of Ethics (the “Code”) pursuant to section 406 of SOX and the Rules of AMEX in order to provide written standards and guidance to the Corporation’s directors, principal executive officer, principal financial officer, principal accounting officer or controller or those performing similar functions and any “executive officers” (as defined under Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended) of the Corporation not named above. The purpose of the Code is to promote:

•

honest, and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•

compliance with applicable governmental laws, rules and regulations;

•

full, fair, accurate, timely and understandable disclosure in reports and documents that the Corporation files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Corporation;

•

the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•

accountability for adherence to the Code.

The Code is posted on the Corporation’s website at www.apollogold.com.

Whistleblower Policy

The Corporation’s internal controls and corporate reporting and disclosure procedures are intended to prevent, deter and remedy any violation of the applicable laws and regulations that relate to corporate reporting and disclosure, accounting and auditing controls and procedures, securities compliance and other matters pertaining to fraud against shareholders. Even the best systems of control and procedures, however, cannot provide absolute safeguard against such violations.

In 2004, the Audit Committee of the Corporation formally adopted a Whistleblower Policy which governs the process through which employees and others, either directly or anonymously, can notify the Corporation’s Compliance Officer or Audit and Finance Committee of potential violations or concerns.

The Whistleblower Policy also establishes a mechanism for responding to, and keeping records of, complaints from employees and others regarding such potential violations or concerns.

SCHEDULE “B”

APOLLO GOLD CORPORATION

THE AUDIT COMMITTEE CHARTER

Overall Purpose/Objectives

There shall be a Committee of the Board of Directors (the “Board”) of Apollo Gold Corporation (the “Corporation”), to be known as the Audit Committee (the “Committee”) whose membership, authority and responsibilities shall be as set out in this amended and restated audit Committee charter. The committee will provide independent oversight of the Corporation’s financial reporting process, the system of internal control and management of financial risks, and the audit process, including the selection, oversight and compensation of the company’s external auditors. In performing its duties, the Committee will maintain effective working relationships with the Board of Directors, management, and the external auditors and monitor the independence of those auditors.

To perform his or her role effectively, each Committee member will obtain an understanding of the responsibilities of Committee membership as well as the Corporation’s business, operations and risks.

Authority

The Board authorizes the Committee, within the scope of its responsibilities, to seek any information it requires from any employee and from external parties, to retain outside legal or professional counsel and other experts and to ensure the attendance of the Corporation’s officers at meetings as appropriate.

Membership

1. The Committee shall have at least three (3) members at all times, each of whom must be a member of the Board and must be independent as required by applicable law and applicable stock exchange listing rules (the “Listing Rules”). A member of the Committee shall be considered independent if:

(a) he or she, other than in his or her capacity as a member of the Committee, Board or any other committee of the Board, does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Corporation. The indirect acceptance of a consulting, advisory or other compensatory fee shall include acceptance of the fee by a spouse, minor child or stepchild, or child or stepchild sharing a home with the Committee member, or by an entity in which such member is a partner, member or principal or occupies a similar position and which provides accounting, consulting, legal, investment banking, financial or other advisory services or any similar services to the Corporation;

(b) is not currently employed, and has not been employed in the past three years, by the Corporation or any of its affiliates;

(c) is not an “affiliated person” of the Corporation or any of its subsidiaries as defined by rules of the Securities and Exchange Commission (the “SEC”), including rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable stock exchange listing rules (the “Listing Rules”); and

(d) he or she meets all other requirements for independence imposed by law and the Listing Rules from time to time and any requirements imposed by any Canadian and/or U.S. bodies having jurisdiction over the Corporation.

(2) All members of the Committee shall have a practical knowledge of finance and accounting and be able to read and understand fundamental financial statements from the time of their respective appointments to the Committee. In addition, members may be required to participate in continuing education if required by applicable law or the Listing Rules.

(3) At least one member of the Committee shall be a “financial expert” as defined by Item 401(h) of Regulation S-K, unless otherwise determined by the Board, and at least one member shall meet the financial sophistication standards under the Listing Rules.

(4) Each member of the Committee shall be appointed by the Board and shall serve until the earlier to occur of the date on which he or she shall be replaced by the Board, resigns from the Committee, or resigns from the Board.

Meetings

(1) The Committee shall meet as frequently as required, but no less than four times annually and at least quarterly. The Board shall name a chairperson of the Committee, who shall prepare and/or approve an agenda in advance of each meeting and shall preside over meetings of the Committee. In the absence of the chairperson, the Committee shall select a chairperson for that meeting. A majority of the members of the Committee shall constitute a quorum and the act of a majority of the members present at a meeting where a quorum is present shall be the act of the Committee. The Committee may also act by unanimous written consent of its members. The Committee shall maintain minutes or other records of meetings and activities of the Committee.

(2) The Committee shall, through its chairperson, report regularly to the Board following the meetings of the Committee, addressing such matters as the quality of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance and independence of the outside auditors and other matters related to the Committee’s functions and responsibilities.

(3) The Committee shall at least annually meet separately with each of the Corporation’s management, the Corporation’s chief financial officer and the Corporation’s outside auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.

Roles And Responsibilities

(1) The Committee’s principal responsibility is one of oversight. The Corporation’s management is responsible for preparing the Corporation’s financial statements, and the Corporation’s outside auditors are responsible for auditing and/or reviewing those financial statements. In carrying out these oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation’s financial statements or any professional certification as to the outside auditors’ work.

(2) The designation or identification of a member of the Committee as an “audit committee financial expert” does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee and Board of Directors in the absence of such designation or identification; and (ii) the designation or identification of a member of the Committee as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Committee or Board of Directors.

(3) The Committee’s specific responsibilities and powers are as set forth below.

General Duties and Responsibilities

•

Periodically review with management and the outside auditors the applicable law and the Listing Rules relating to the qualifications, activities, responsibilities and duties of audit committees and compliance therewith, and also take, or recommend that the Board take, appropriate action to comply with such law and rules.

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Review and evaluate, at least annually, the adequacy of this charter and make recommendations for changes to the Board.

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Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

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Retain, at the Corporation’s expense, independent counsel, accountants or others for such purposes as the Committee, in its sole discretion, determines to be appropriate to carry out its responsibilities.

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Prepare annual reports of the Committee for inclusion in the proxy statements for the Corporation’s annual meetings.

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Investigate any matter brought to its attention related to financial, accounting and audit matters and have full access to all books, records, facilities and personnel of the Corporation.

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Undertake such additional responsibilities as from time to time may be delegated to it by the Board, required by the Corporation’s articles or bylaws or required by law or Listing Rules.

Auditor Independence

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Be directly responsible for the appointment, compensation, retention, termination, and oversight, subject to the requirements of Canadian law, of the work of any outside auditor engaged by the Corporation for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The outside auditors shall report directly to the Committee.

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Be vested with all responsibilities and authority required by Rule 10A-3 under the Exchange Act.

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Pre-approve all engagement letters and fees for all auditing services (including providing comfort letters in connection with securities underwritings) and non-audit services performed by the outside auditors, subject to any exception under Section 10A of the Exchange Act and any rules promulgated thereunder. Pre-approval authority may be delegated to a Committee member or a subcommittee, and any such member or subcommittee shall report any decisions to the full Committee at its next scheduled meeting. The Committee shall not approve an engagement of outside auditors to render non-audit services that are prohibited by law or the Listing Rules.

•

Obtain from the outside auditors assurance that they have complied with Section 10A, as amended, of the Exchange Act and the rules promulgated thereunder.

•

Review with the outside auditors, at least annually, the auditors’ internal quality control procedures and any material issues raised by the most recent internal quality peer review of the outside auditors.

Internal Control

•

Review the performance and material findings of internal audit reviews.

•

Review annually with the outside auditors any significant matters regarding the Corporation’s internal controls and procedures over financial reporting that have come to their attention during the conduct of their annual audit, and review whether internal control recommendations made by the auditors have been implemented by management.

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Review major risk exposures (whether financial, operating or otherwise) and the guidelines and policies that management has put in place to govern the process of monitoring, controlling and reporting such exposures.

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Review annually management’s report on internal controls and the auditor’s attestation regarding management’s assessment of internal controls, when and as required by Section 404 of the Sarbanes-Oxley Act.

•

Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal controls and ensuring that all supervisory and accounting employees understand their roles and responsibilities with respect to internal controls.

Annual and Interim Financial Statements

•

Review, evaluate and discuss with the outside auditors and management the Corporation’s audited annual financial statements and other information that is to be included in the Corporation’s annual report on Form 10-K, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and the results of the outside auditors’ audit of the Corporation’s annual financial statement, including the accompanying footnotes and the outside auditors’ opinion, and determine whether to recommend to the Board that the financial statements be included in the Corporation’s annual report on Form 10-K for filing with the SEC.

•

Review, evaluate and discuss the nature and extent of any significant changes in Canadian and U.S. accounting principles or the application of accounting principles.

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Require the outside auditors to review the Corporation’s interim financial statements, and review and discuss with the outside auditors and management the Corporation’s interim financial statements and other information to be included in the Corporation’s quarterly reports on Form 10-Q, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing such reports with the SEC.

•

Review and discuss with the Corporation’s management and outside auditors significant accounting and reporting principles, practices and procedures applied in preparing the financial statements and any major changes to the Corporation’s accounting or reporting principles, practices or procedures, including those required or proposed by professional or regulatory pronouncements and actions, as brought to its attention by management and/or the outside auditors.

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Review and discuss all critical accounting policies identified to the Committee by management and the outside auditors.

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Review significant accounting and reporting issues, including recent regulatory announcements and rule changes and Canadian and U.S. GAAP matters identified to the Committee by management and the Corporation’s outside auditors, and understand their impact on the financial statements.

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Discuss alternative treatments of financial information under generally accepted accounting principles, the ramifications of each treatment and the method preferred by the Corporation’s outside auditors.

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Review the results of any material difficulties, differences or disputes with management encountered by the outside auditors during the course of the audit or reviews and be responsible for overseeing the resolution of such difficulties, differences and disputes.

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Review the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), relating to the conduct of the audit.

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Receive from the outside auditors, review and discuss a formal written statement delineating all relationships between the outside auditors and the Corporation, consistent with the Independence Standards Board, Standard No. 1, regarding relationships and services, which may impact the objectivity and independence of the outside auditors, and other applicable standards. The statement shall include a description of all services provided by the outside auditors and the related fees. The Committee shall actively discuss any disclosed relationships or services that may impact the objectivity and independence of the outside auditors.

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Review the scope, plan and procedures to be used on the annual audit and receive confirmation from the outside auditors that no limitations have been placed on the scope or nature of their audit scope, plan or procedures.

Related Party Transactions

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Review any transaction involving the Corporation and a related party at least once a year or upon any significant change in the transaction or relationship. For these purposes, a “related party transaction” includes any transaction required to be disclosed pursuant to Item 404 of Regulation S-K.

Earnings Press Releases

•

Review and discuss with management and the outside auditors prior to release all earnings press releases of the Corporation.

Compliance with Law and Regulations

•

Meet at least annually with management to review compliance with laws and regulations (including insider reporting) in all operating jurisdictions, the effectiveness of the Corporation’s systems for monitoring compliance with laws and regulations and the results of the investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting regularities.

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Periodically obtain updates from management regarding compliance matters.

Compliance with Corporate Business Conduct or Ethics Policies

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Review with management, the outside auditors and legal counsel, as the Committee deems appropriate, actions taken to ensure compliance with any code of ethics or conduct for the Corporation established by the Board.

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Review at least annually the Corporation’s Business Conduct Policy and any other code of ethics adopted to comply with Section 406 of the Sarbanes-Oxley Act.

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Evaluate whether management is setting the appropriate tone at the top by communicating the importance of the Corporation’s ethics and conduct codes.

SCHEDULE “C”

APOLLO GOLD CORPORATION

STOCK OPTION INCENTIVE PLAN

(As Amended and Restated May 16, 2007)

WHEREAS, the Company confirmed and adopted a stock option incentive plan for Eligible Persons in December 2003, which was amended and restated as of May 24, 2006;

AND WHEREAS the Company wishes to confirm and adopt a further amendment and restatement of the Plan;

AND WHEREAS, the Plan is intended to qualify as an Incentive Stock Option Plan pursuant to Section 422 of the United States Internal Revenue Code (the “Code”).

1. Definitions

As used herein, the following terms shall have the following meanings:

(a) “Affiliates”, each individually an “Affiliate”, means the affiliates of the Company, and for the purposes of the Plan “affiliate” shall have the meaning ascribed to that term in the Securities Act (Ontario);

(b) “associate” shall have the meaning ascribed to that term in the Securities Act (Ontario);

(c) “Common Shares” means the common shares in the capital of the Company as such shares are subdivided, consolidated, reclassified or changed from time to time;

(d) “Consultant” means a person or company, other than an employee, senior officer, or director of the Company or its Affiliates, that:

(i) is engaged to provide services to the Company or its Affiliates, other than services provided in relation to a distribution,

(ii) provides the services under a written contract with the Company or its Affiliates, and

(iii) spends or will spend a significant amount of time and attention on the affairs and business of the Company or its Affiliates,

and includes, for an individual consultant, a company of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner;

(e) “Eligible Person” means, subject to all applicable laws:

(i) any employee, officer, or director of the Company or its Affiliates;

(ii) any trust of which an employee, officer, director of the Company or its Affiliates is the sole beneficiary;

(iii) any corporation that provides services to the Company or its Affiliates on an on-going basis and which is wholly-owned by an employee, officer or director of the Company or its Affiliates;

(iv)  any subsidiary of the Company; or

(v) a Consultant;

(f) “Insider” means:

(i) an insider as defined in the Securities Act (Ontario) other than a person who falls within that definition solely by virtue of being a director or senior officer of a subsidiary of the Company;

(ii) an associate of any person who is an insider by virtue of (i); and

(iii) the Company’s chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Securities Exchange Act of 1934, as amended, as determined for purposes of Section 162(m) of the Code;

(g) “Option” means an option to purchase Common Shares granted to an Eligible Person pursuant to the terms of the Plan;

(h) “Outstanding Issue” means the number of Common Shares that are outstanding on a non- diluted basis;

(i) “Plan” means this amended stock option plan of the Company dated April 12, 2006;

(j) “Share Compensation Arrangements” means a stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares to one or more Eligible Persons, including a share purchase from treasury which is financially assisted by the Company by way of a loan, guarantee or otherwise; and

(k) “subsidiary” shall have the meaning ascribed to that term in the Securities Act (Ontario).

2. Purpose of the Plan

The purpose of the Plan is to (i) develop the interest of certain Eligible Persons in the growth and development of the Company, and (ii) encourage selected individuals to accept or continue employment with the Company or its Affiliates by providing them with the opportunity, through the granting of stock options, to acquire an increased proprietary interest in the Company.

3. Implementation

The Plan will be implemented in accordance with the terms hereof and will be structured to comply with the rules of The Toronto Stock Exchange (the “TSX”), as amended from time to time (the “TSX Rules”) and the Code.

4. Administration

The Plan will be administered by the board of directors of the Company (the “Board”) or, in the Board’s discretion, by a committee (the “Committee”) appointed by the Board and consisting of not less than three members of the Board. Subject to the provisions of the Plan, the Board or the Committee is authorized, in its sole discretion, to make such determinations under and such interpretations of and take such steps and actions in connection with the proper administration of the Plan and such rules and regulations concerning the granting of the Options pursuant to the Plan as it may deem necessary or advisable. All questions of interpretation, implementation, and application of this Plan shall be determined by the Board. Such determinations shall be final and binding on all persons. No member of the Board or of the Committee will be liable for any action or determination taken or made in good faith with respect to the Plan or any Options granted under it. Any determination approved by a majority of the Board or of the Committee will be deemed to be a determination of that matter by the Board or the Committee, as the case may be. Members of the Board or the Committee may be granted Options under the Plan. From and after such time as the Company registers a class of equity securities under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), this Plan shall also be administered in accordance with the disinterested administrative requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission (“Rule 16b-3”), or any successor rule thereto.

5. Number of Shares Dedicated to the Plan

The number of Common Shares reserved for issuance, set aside and made available to the Board or Committee for the granting of Options to eligible grantees (the “Reserved Common Shares”) shall not exceed the lesser of: (a) 10% of the issued and outstanding Common Shares, from time to time; and (b) 12,139,686 Common Shares. All Options granted under the Plan will conform to all applicable provisions prescribed by the Plan and to such specific terms and conditions as may be determined by the Board or the Committee at the time of making each grant, provided that such terms and conditions are not inconsistent with the provisions hereof. Reserved Common Shares for which an Option is granted under the Plan but not exercised prior to the termination of such Option, whether through surrender, termination, lapse or otherwise, shall be available for Options thereafter granted by the Board or the Committee under the Plan. All Common Shares issued pursuant to the exercise of the Options granted under the Plan shall be issued as fully-paid and non-assessable shares.

6. Eligibility

The persons who will be eligible to be granted Options pursuant to the Plan (“Participants”) will be such Eligible Persons as the Board or the Committee shall determine. In determining Options to be granted to Participants under the Plan, the Board or Committee will give due consideration to the value of each such Eligible Person’s present and potential contribution to the success of the Company or its Affiliates.

7. Granting of Options

(a) Subject to the provisions herein set forth and after review of recommendations from time to time by management for the granting of Options, the Board or Committee shall, in its sole discretion, select those Participants to whom share Options under the Plan shall be granted (an “Optionee”), fix the number of Common Shares to be optioned to each, the date or dates on which such Options shall be granted and the terms and conditions, within the limits prescribed in paragraph 8, attaching to each Option.

(b) Subject to the provisions contained herein, the following additional provisions shall be applicable to Options granted under the Plan:

(i) a majority of the Reserved Common Shares will or may be issuable to Insiders of the Company;

(ii) the Reserved Common Shares, together with all of the Company’s other previously established or proposed Share Compensation Arrangements, could result, at any time in the number of Common Shares reserved for issuance under the Plan and such other Share Compensation Arrangements exceeding the Reserved Common Shares;

(iii) each Option shall be evidenced by a written stock option agreement (an “Option Agreement”), in form satisfactory to the Company, executed by the Company and the Optionee; provided however, that the failure by the Company, the Optionee, or both to execute an Option Agreement shall not invalidate the granting of any Option;

(iv) the Option Agreement executed by any Eligible Person who is a U.S. taxpayer shall specify whether each Option it evidences is a non-qualified option (“NQO”) or an incentive stock option (“ISO”). Notwithstanding designation of any Option as an ISO or a NQO, if the aggregate fair market value of the shares under Options designated as ISOs which would become exercisable for the first time by any Optionee is in excess of one hundred thousand dollars ($100,000) in any calendar year (under all plans of the Company), then unless otherwise provided in the Option Agreement or by the Compensation Committee, such Options shall be NQOs to the extent of the excess above one hundred thousand dollars ($100,000). For purposes of this paragraph, Options shall be taken into account in the order in which they were granted, and the fair market value of the shares shall be determined as of the time the Option, with respect to such shares, is granted;

(v) no ISO granted to any person who owns, directly or by attribution, stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or any Affiliate (a “Ten Percent Stockholder”) shall be exercisable more than five (5) years after the date of grant;

(vi) the exercise price per Common Share under any ISO granted to any Ten Percent Stockholder shall in no event be less than one hundred and ten percent (110%) of the fair market value of the stock covered by the Option at the time the Option is granted; and

(vii) if stock acquired upon exercise of an ISO is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall notify the Company in writing of the date and terms of the disposition and comply with any other requirements imposed by the Company in order to enable the Company to secure any related income tax deduction to which it is entitled.

8. Terms and Conditions of the Options

The terms and conditions of each Option granted under the Plan shall be set forth in an Option Agreement. An Option Agreement shall include the following terms and conditions:

(a) Number of Common Shares – The Board or the Committee shall, in its sole discretion, but subject to the TSX Rules, fix the aggregate number of Common Shares which are the subject of the Option.

(b) Option Price – The Board or the Committee shall fix the exercise price per Common Share under any Option which shall not be less than the market price per Common Share at the time of the grant.

For the purposes of this subparagraph 8(b), “market price per Common Share” at the time of grant means:

(i) if the exercise price per Common Share under the Option is in Canadian dollars, the closing price in Canadian dollars on the Toronto Stock Exchange (or if not then traded on such exchange, the closing market price on the over-the-counter market in Toronto) of the Common Shares one trading day prior to the date the Option is granted by the Board or the Committee and if there be no sale on such trading day, then the average of the closing bid and ask prices on such trading day; or

(ii) if the exercise price per Common Share under the Option is in United States dollars, the greater of:

(A) the closing price in Canadian dollars (such closing price converted into United States dollars using the Bank of Canada noon nominal rate of exchange on the same date as such closing price) on the Toronto Stock Exchange of the Common Shares one trading day prior to the date the Option is granted by the Board or the Committee and if there be no sale on such trading day, then the average of the closing bid and ask prices on such trading day; and

(B) the closing price in United States dollars on the American Stock Exchange of the Common Shares one trading day prior to the date the Option is granted by the Board or the Committee and if there be no sale on such trading day, then the average of the closing bid and ask prices on such trading day, provided that if the Common Shares are not then traded on any public market, the Board in its sole discretion (but subject to compliance with the TSX Rules) shall determine “market price per Common Share” at the time of grant in accordance with Section 922 or 409A of the Code. Reference is made to paragraph 11 hereof as to the limit to grants to one person.

(c) Payment – The full purchase price for the Common Shares purchased under the Option shall unless otherwise provided in the separate Option Agreement, be paid for in cash upon the exercise thereof. An Optionee who is not already a shareholder shall have none of the rights of a shareholder of the Company until Common Shares issuable pursuant to this Option are issued to him.

(d) Term of Option – No Options shall be granted under this Plan after ten (10) years from the adoption of the Plan by the Board of Directors. The Board or the Committee shall fix the term of the Option which term shall not be for more than ten (10) years from the date the Option is granted, subject, in the case of a NQO, to subparagraphs (e), (f) and (g) of this paragraph 8.

(e) Death or Disability of Optionee – In the event of the death or disability of the Optionee prior to the end of the term of the Option, where immediately prior to death or disability such Optionee was an Eligible Person, the Optionee or Optionee’s legal representative may:

(i) exercise the Option to the extent that the Optionee was entitled to do so at the date of his death at any time up to and including, but not after, a date one (1) year following the date of death of the Optionee, or prior to the close of business on the day of the expiry of the term of the Option, whichever is earlier; and at any time up to and including, but not after, a date twelve (12) months following the date of disability of the Optionee, or prior to the close of business on the day of the expiry of the term of the Option, whichever is earlier; and

(ii) with the prior written consent of the Board or the Committee, exercise the Option to purchase all or any of the optioned shares as the Board or the Committee may designate but not exceeding the number of optioned shares that the Optionee would have been entitled to otherwise had he survived or not been disabled. The Option may be exercised at any time up to and including, but not after, the respective dates set forth in paragraph (i) above.

(f) Resignation or Discharge for Cause of Optionee – In the event of the resignation of the Optionee as an employee of the Company or an Affiliate, or the discharge for “cause” of the Optionee as an employee of the Company or an Affiliate, or in the case of any other Eligible Person, in the event of the voluntary termination by the Optionee of the contract with the Company or an Affiliate, or in the event of the termination of the contract with an Eligible Person by the Company or an Affiliate for “cause”, the Option shall in all respects, except as otherwise exercised as set forth below in paragraph (g)(ii) hereof, cease and terminate. For the purposes of the Plan, the determination by the Company that the Optionee was discharged or that a contract was otherwise terminated for “cause” shall be binding on the Optionee.

(g) Other Termination of Optionee – In the event of the termination of employment of the Optionee, or in the case of any other Eligible Person, the contract with the Company or an Affiliate, other than as referred to in paragraph (f) above, the Optionee may:

(i) exercise the Option to the extent that he was entitled to do so at the time of such termination of employment or contract, at any time up to and including, but not after, the effective date of such termination of employment or contract prior to the close of business on the day of the expiry of the term of the Option, whichever is earlier; and

(ii) with the prior written consent of the Board or the Committee, which consent may be withheld in the Company’s sole discretion, exercise the Option to purchase all or any of the optioned shares as the Board or the Committee may designate but not exceeding the number of optioned shares that he would have been entitled to otherwise had his employment or other contractual relationship with the Company or an Affiliate been maintained for the term of the Option. The Option may be exercised at any time up to and including, but not after, a date three (3) months following the date of the said termination, or prior to the close of business on the expiry of the term of the Option, whichever is earlier.

(h) Non-Transferability of Option – The Options granted under the Plan may not be transferred, assigned, (except by will, by laws of descent or, in the case of a NQO, pursuant to a qualified domestic relations order) encumbered or otherwise disposed of by the Optionee, provided that nothing herein shall operate to restrict the transfer of any Common Shares issued pursuant to the exercise of a particular Option granted under the Plan. During the life of the Optionee, an Option shall be exercisable only by Optionee or Optionee’s guardian or conservator.

(i) Exercise of Option – Subject to the provisions of the Plan, an Option granted under the Plan shall be exercised from time to time by the Optionee, or in the event of death, by his legal representatives, by giving notice in writing on the notice of exercise form addressed to the Company at its registered office, to the attention of the Secretary of the Company, or to such other person as the Secretary may designate, specifying the number of optioned shares in respect of which such notice is being given, and unless otherwise specified, together with payment by cash or certified cheque in full of the purchase price for the shares being purchased.

(j) Change of Control – Anything to the contrary in this Plan notwithstanding, Option Agreements approved by resolution of the Board or Committee in the Board’s or Committee’s discretion may provide that all or any part of the Options that are outstanding upon the occurrence of an Effective Change in Control may continue to be exercised by the Optionee holding such Options for such extended period up to and including the normal expiry date of such Options notwithstanding any termination of such Optionee’s status as an employee, officer, director or Consultant to the Company or an Affiliate that may occur on or after the date of such Effective Change in Control. As used in this paragraph 8(j), the term “Effective Change in Control” means the occurrence, within a single transaction or series of related transactions occurring within the same 12-month period, of a change in the identity of persons who individually or collectively hold rights to elect, or to approve the election of, a majority of the members of the Board, including, without limitation, transactions consisting of one or more sales or other transfers of assets or equity securities, mergers, consolidations, amalgamations, reorganizations, or any similar transactions.

(k) Section 409A of the Code – If any payment under this Plan constitutes deferred compensation within the meaning of Section 409A of the Code and if the Plan fails to satisfy the requirements of Section 409A(2), (3) or (4) of the Code with respect to such payment, such provision shall be operated in a manner that, in the good-faith determination of the Board or the Committee, seeks to bring the provision into compliance with those requirements while preserving as closely as possible the original intent of the provision.

9. Change in Structure of Capital/Change of Control

(a) Changes in Capital Structure – Appropriate adjustments in the number of Common Shares optioned and in the option price per Common Share, relating to Options granted or to be granted, shall be made by the Board or the Committee, in its sole discretion, to give effect to adjustments in the number of Common Shares of the Company resulting, subsequent to the approval of the Plan by the shareholders of the Company from any subdivisions, consolidations or reclassification of the Common Shares of the Company, or other relevant changes in the capital structure of the Company, or the payment of stock dividends other than in the ordinary course of business by the Company.

(b) Corporate Transactions – In connection with (i) any merger, consolidation, acquisition, separation, or reorganization in which more than fifty percent (50%) of the shares of the Company outstanding immediately before such event are converted into cash or into another security, (ii) any dissolution or liquidation of the Company or any partial liquidation involving fifty percent (50%) or more of the assets of the Company, (iii) any sale of more than fifty percent (50%) of the Company’s assets, or (iv) any like occurrence in which the Company is involved, the Board or the Compensation Committee may, in its absolute discretion, do one or more of the following upon ten (10) days’ prior written notice to all Optionees: (a) accelerate any vesting schedule to which an Option is subject; (b) cancel Options upon payment to each Optionee in cash, with respect to each Option to the extent then exercisable, of any amount which, in the absolute discretion of the Board or the Compensation Committee, is determined to be equivalent to any excess of the market value (at the effective time of such event) of the consideration that such Optionee would have received if the Option had been exercised before the effective time over the exercise price of the Option; (c) shorten the period during which such Options are exercisable (provided they remain exercisable, to the extent otherwise exercisable, for at least ten days after the date the notice is given); or (d) arrange that new Option rights be substituted for the Option rights granted under this Plan, or that the Company’s obligations as to Options outstanding under this Plan be assumed, by an employer corporation other than the Company or by a parent or subsidiary of such employer corporation; provided that, in the good faith determination of the Board or the Committee, such action will not likely result in the imposition of additional tax or interest under Section 409A of the Code for the holder of the affected Option. The actions described in this paragraph may be taken without regard to any resulting tax consequence to the Optionee.

10. Amendment or Discontinuance of Plan

The Board may amend or discontinue the Plan at any time upon receipt of requisite regulatory approval including, without limitation, the approval of the TSX; provided, however, that without the approval of the shareholders of the Company, no such amendment may:

(a) increase the maximum number of Common Shares issuable under the Plan or a change from a fixed maximum number of Common Shares to a fixed maximum percentage of issued and outstanding Common Shares;

(b) a reduction in the exercise price of outstanding Options or a cancellation for the purpose of exchange for reissuance at a lower option price to the same person;

(c) an extension of the expiry date of an Option;

(d) an expansion of the transferability or assignability of Options, other than to permitted assigns, pursuant to paragraph 8 (i) of the Plan, or for estate planning or estate settlement purposes.

11. Limits to Grants

(a) The number of securities issuable to Insiders, at any time, under all security based compensation arrangements, cannot exceed 10% of the Outstanding Issue;

(b) the number of securities issued to Insiders, within any one year period, under all security based compensation arrangements, cannot exceed 10% of the Outstanding Issue;

(c) the number of Options issued to an Insider, within any one year period, under this Plan cannot exceed 750,000; and

(d) the number of Common Shares reserved for issuance to any one person pursuant to the grant of Options under the Plan or otherwise may not exceed 5% of the Outstanding Issue. In addition, the issuance of Common Shares to any Insider and his or her associates under the Plan, within a one-year period, shall not exceed 5% of the Outstanding Issue.

12. Miscellaneous

(a) No Rights as a Shareholder

Nothing contained in the Plan nor in any Option granted hereunder shall be deemed to give any Optionee any interest or title in or to any Common Shares of the Company or any rights as a shareholder of the Company or any other legal or equitable right against the Company whatsoever other than as set forth in the Plan and pursuant to the exercise of any Option.

(b) Approval by Shareholders

Should any regulatory authority require, the Plan shall be subject to the approval of the shareholders of the Company to be given by resolution approved by a simple majority of votes cast at the next Annual and Special Meeting of Shareholders and the approval of all regulatory authorities having jurisdiction. Notwithstanding the foregoing, certain shareholders may not be permitted to participate in a vote on the Plan as required by regulatory authorities having jurisdiction. Any Options granted prior to such approvals shall be conditional upon and suspended until such approvals have been given.

(c) Renewal of Plan

Subject to paragraph 12(b), the approval of the Plan, as then amended and in effect, by shareholders of the Company shall be renewed at the Annual and Special Meeting of Shareholders every three years.

(d) Employment

Nothing contained in the Plan shall confer upon any Participant any right with respect to employment or continuance of employment or other relationship with the Company or any Affiliate, or interfere in any way with the right of the Company or any Affiliate to terminate such employment or other relationship at any time. Participation in the Plan by a Participant is voluntary.

(e) Record Keeping

The Company shall maintain a register in which shall be recorded:

(i) the name and address of each Participant; and

(ii) the number of Options granted to a Participant and the number of Options outstanding.

(f) Administration of the Plan

The Board or the Committee is authorized to interpret the Plan from time to time and to adopt, amend and rescind rules and regulations for carrying out such Plan provided, however, that no amendment shall be made to the Plan without the prior approval of the TSX. The interpretation and construction of any provision of the Plan by the Board or the Committee shall be final and conclusive. Administration of the Plan shall be the responsibility of the appropriate officers of the Company and all costs in respect thereof shall be paid by the Company.

(g) Income Taxes

As a condition of and prior to participation in the Plan a Participant shall authorize the Company in written form to withhold from any remuneration otherwise payable to such Participant any amounts required by any taxing authority to be withheld for taxes of any kind as a consequence of such participation in the Plan.

(h) No Representation or Warranty

The Company makes no representation or warranty as to the future market value of any Common Shares issued in accordance with the provisions of the Plan.

(i) Interpretation

The Plan will be governed by and construed in accordance with the laws of the Province of Ontario.

(j) Financial Assistance

Subject to compliance with applicable corporate and securities laws, the Board may at any time authorize the Company to loan money to a Participant in order to assist him or her to exercise Options granted under the Plan. Such loan shall be provided on a non-recourse basis, shall be non-interest bearing and shall be on such other terms and conditions to be determined from time to time by the Board.

(k) Compliance with Applicable Law, etc.

If any provision of the Plan or any agreement entered into pursuant to the Plan contravenes any law or any order, policy, by-law or regulation of any regulatory body or stock exchange having authority over the Company or the Plan then such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith. Subject to compliance with applicable securities legislation, grants of Options pursuant to the Plan may be made prior to the receipt of the necessary approvals required by the TSX Rules provided that the Option agreements evidencing such grants shall specify that they shall not be exercisable, in whole or in part, unless such approvals are received.

(l) Option Pricing and Undisclosed Material Information

Option exercise prices shall not be determined hereunder based upon market prices which are not reflective of material information of which management is aware but which has not been publicly disclosed in accordance with applicable securities legislation unless the grantee is neither an employee nor an Insider of the Company or its Affiliates at the time that the exercise price is determined.

APOLLO GOLD CORPORATION

FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

OF APOLLO GOLD CORPORATION TO BE HELD ON

May 16, 2007

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

Apollo Gold Corporation

P R O X Y

The undersigned shareholder of Apollo Gold Corporation (the “Corporation”) hereby appoints R. David Russell, President of the Corporation, or failing him, Melvyn Williams, Chief Financial Officer of the Corporation, or instead of either of the foregoing ________________ as the nominee of the undersigned, with full power of substitution, to attend and act for and on behalf of the undersigned at the annual and special meeting of shareholders of the Corporation to be held at the Hyatt Regency Tech Center – Denver, 7800 East Tufts Avenue, Colorado, USA, on Wednesday, May 16, 2007 at the hour of 10 a.m. (Colorado Time), and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof and, without limiting the generality of the power hereby conferred, with respect to all shares registered in the name of the undersigned, the nominees named above are specifically directed to vote or withhold from voting as indicated on the reverse side hereof.

THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT OF THE CORPORATION.

WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER HEREBY GIVEN, ALL THE SHARES REGISTERED IN THE NAME OF THE UNDERSIGNED ARE TO BE VOTED AS INDICATED ON THE REVERSE AND MAY BE VOTED IN THE DISCRETION OF THE NOMINEE WITH RESPECT TO AMENDMENTS OR VARIATIONS TO THE MATTERS IDENTIFIED IN THE NOTICE OF THE MEETING, AND/OR IN RESPECT OF ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND IN SUCH MANNER AS SUCH NOMINEE IN HIS JUDGMENT MAY DETERMINE. IF NO CHOICE IS SPECIFIED THIS PROXY WILL CONFER DISCRETIONARY AUTHORITY AND WILL BE VOTED IN FAVOUR OF THE MATTERS REFERRED TO ABOVE.

A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. SUCH RIGHT MAY BE EXERCISED BY FILLING IN THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED.

[SEE REVERSE SIDE]

FOLD AND DETACH HERE

☒   Please mark boxes as in this sample.

Directors and management recommend shareholders vote FOR the following matters:

(1) Election of Directors

G. Michael Hobart R. David Russell	Charles E. Stott W.S. Vaughan	Marvin K. Kaiser Robert W. Babensee David W. Peat	☐ FOR all nominees listed (excepted as indicated to the contrary below)	☐ WITHHOLD from all nominees listed

To withhold authority to vote for any individual nominee, please write that nominee’s name(s) on the line below.

_______________________________________________________________________

(2) Appointment of Auditor

FOR	☐	WITHHOLD	☐
(3) Shareholder Rights Plan
FOR	☐	AGAINST	☐
(4) Amendment to Stock Option Plan
FOR	☐	AGAINST	☐

DATED THE ______ DAY OF _____________, 2007.

___________________________________________________________________________
                                                Name of Shareholder (please print)

Per:  _______________________________________________________________________

                                                       Signature of Shareholder

Notes:

(1)

This proxy form must be signed by the shareholder or by his attorney authorized in writing or, if the shareholder is a Corporation, by an officer or attorney thereof duly authorized.

(2)

If this proxy is not dated in the space provided, it shall be deemed to bear the date on which the form of proxy is mailed by management.